UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-22406

Mirae Asset Discovery Funds
(Exact name of registrant as specified in charter)

1350 Avenue of the Americas, 33rd floor New York, NY	10019
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:   (212) 205-8300

Date of fiscal year end:   April 30

Date of reporting period:   April 30, 2016

Item 1. Reports to Stockholders.

Mirae Asset Discovery Funds

i

Shareholder Letter (unaudited)	April 30, 2016

Dear Shareholder,

For the Funds' fiscal year that ended April 30, 2016 global financial markets closed broadly lower after a difficult 12 months. Most stock markets around the world suffered downward pressure over the period. Global equities, as measured by the MSCI All Country World Index, registered a loss of 5.13%. Developed market equities, as represented by the MSCI World Index, declined 4.17% while emerging market stocks, as represented by the MSCI Emerging Markets Index, posted a disappointing loss of 17.56%. By comparison, the S&P 500 Index managed to produce a modest gain of 1.20%.

The 12-month period saw several defining events in financial markets including the beginning of US monetary policy normalization by the US Federal Reserve (Fed), historic market and policy moves in China, and in the latter months of the reporting period, a sharp rally in oil and commodity prices alongside a reversal of US dollar (USD) strength. Throughout much of the year, investors also were focused on concerns about global economic growth, particularly China's slowdown, central bank policy in the eurozone and Japan, geopolitical tensions in the Middle East, political news in developing countries such as Brazil, South Africa and Turkey, and the anticipated timing and pace of future interest rate hikes by the Fed.

At the outset of the fiscal year, global markets were largely on solid footing, and the S&P 500 Index hit a fresh record high. However, the relative calm proved short-lived as negative macro headlines and market volatility started to resurface. Heading into the summer, Greek bailout negotiations with international creditors took an unexpected turn and failed. The Greek debt crisis raised concerns about the future of Greece and its place in the eurozone. The potential for Britain to exit the European Union also started to feature in investors' minds. Further contributing to market jitters was inordinate volatility in China's A-share markets.

The precipitous drop in June 2015 of China's key stock exchange composites reignited questions about the state of China's economy. While we believe that the Chinese government's efforts to transform the country's economic model from one driven by fixed-asset investment and export-oriented industries to a services- and consumption-based economy should be positive from a longer-term perspective, it appears to us that the shorter-term cost has been slower growth in headline gross domestic product (GDP) and reduced global demand for commodities. As it is a complicated and lengthy economic restructuring, it is laden with uncertainty, and often misunderstood by market participants.

Concerns about China's decelerating growth escalated later in the summer after China abruptly and unexpectedly weakened its currency, the renminbi (RMB), on August 11, 2015. Later that month, worries over China and the prospect of higher interest rates in the US hit heightened levels and global markets sold off sharply. The market declines continued in September and contributed to the worst quarter for equities since the 2011 eurozone crisis. In the fourth quarter of 2015, stocks rebounded somewhat, but investors remained nervous as the Fed finally decided to raise the federal funds rate in mid-December for the first time in nearly a decade.

The start of 2016 saw global markets take another sharp turn down. A confluence of factors contributed to the market turmoil: sliding oil and commodity prices, renewed volatility in Chinese stocks and the RMB, investor anxiety about slowing global growth, and deepening political crises in certain emerging economies. Central bank policy again came under focus as the Bank of Japan surprised markets by adopting a negative interest rate policy for the first time.

By the middle of February, many of the concerns that dominated earlier in the quarter faded and the markets proceeded to stage a V-shaped recovery from the quarter's lows. The turnaround in sentiment resulted from prospects for a freeze on oil output which drove oil prices significantly higher, and dovish signals from the Fed suggesting a more moderate pace of interest rate hikes in 2016. It appears that overall, the first quarter's remarkable recovery was characterized by a shift in market leadership from growth to value.

A reversal in USD strength was also a key feature, as were notable political developments, especially in Brazil. After registering the worst decline in USD terms among major stock markets in 2015, Brazil experienced an extraordinary rebound in 2016. The turnaround mainly was due to the impeachment proceedings against President Rousseff, as these gave the market increased hope for a new government. During the last month of the reporting period, global equities broadly advanced for much of the month. Oil and commodity prices continued to trend up, supported by a weaker US dollar, and to be supportive for the financial markets. Moving into the closing days of the fiscal year, the markets again lost steam as fragile investor sentiment re-emerged.

Many of the macroeconomic factors that dominated financial markets during the reporting period continue to command the market's attention. Whether it is the direction of oil prices, US interest rates, the USD, leading central bank policies, China's economy, or overall global growth, the outlook remains uncertain, and we believe that market volatility is likely to persist. Amid this backdrop where macro factors can prove erratic, we are encouraged by the investment opportunities offered by what we believe are indisputable structural trends that can flourish no matter what the macro environment presents. One such trend is the broad-scale consumption resulting from an expanding emerging market middle class. In our view, the most rewarding way to invest in these durable, structural trends is to take a long-term and active investment approach.

As emerging market experts with roots in Asia, Mirae Asset Global Investments pursues excellence in investment management to help our clients achieve their long-term objectives. This past fiscal year marked the fifth anniversary of our Emerging Markets and Asia mutual funds in the Mirae Asset Discovery Funds series. We remain encouraged by the growth and income prospects of many companies operating in the emerging markets, and hope that you share our enthusiasm for the future.

Sincerely,

Peter Graham

President

Mirae Asset Discovery Funds

ii

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2016

Emerging Markets Fund

Manager Commentary

The Emerging Markets Great Consumer Fund (the “Fund”) – Class I Shares returned -15.04% for the period May 1, 2015 through April 30, 2016. The Fund outperformed its benchmark during the period, as the MSCI Emerging Markets Index returned -17.56%.

Stock selection in Information Technology and Utilities was a leading contributor to the Fund's relative outperformance during the fiscal period. The leading detractor was stock selection in Consumer Staples. With regards to country exposure, stock selection in China and South Korea led relative performance. The Fund's overweight allocation to India also contributed positively to relative performance. Stock selection in Brazil and South Africa, however, had a negative impact. On a stock level, the top contributors were Korea Electric Power, HDFC Bank and Alibaba Group and the biggest detractors were Luye Pharma, Chongqing Changan Automobile Company and China Everbright International.

The past year will be remembered as another year of negative returns and record outflows for emerging markets. It will, importantly, also be remembered as the start of the US Federal Reserve’s (Fed) hiking cycle. Uncertainties around the Fed interest rate cycle and the path to more monetary policy caused volatility across all asset classes. Concern over further devaluation of the Chinese yuan in light of the strong US dollar spilled over into other emerging market currencies until early 2016. The announcement of China’s next five-year plan alleviated fears that investors had around the growth outlook for China in the near and medium term and drove equity markets higher towards the end of the period. The other big driver was the very dovish communications from the Fed. Emerging market economies and currencies were weak until early 2016 when Fed communication and Chinese actions resulted in stronger currencies and markets. Overall, for the year ending April 30, 2016, emerging market equities underperformed developed market equities while non-Asia Emerging markets outperformed Asian emerging markets. The oil markets also played a very important role for emerging markets. The significant fall in oil prices from more than $70 per barrel at the start of the period to a low of around $30 per barrel in early 2016 helped improve many trade deficits and, by extension, the currency fundamentals and inflation outlooks for many emerging markets. Non-Asia emerging economies, in particular, benefitted from this trend. While growth in most of the emerging world is still below potential we see improved conditions for growth going into next year.

Outside of emerging Asia, politics played a large part over the course of the last year in many markets including Russia, Turkey, South Africa and Brazil. We expect politics to remain an important differentiating factor in these markets. In South Africa and Brazil, political changes may be a catalyst for potential positive structural changes. We expect the markets that experienced very sharp economic deceleration over the past couple of years, Russia and Brazil as examples, to find a bottom in economic activity and to improve over the next year. Turkey, Central Europe and Mexico have been more stable with good economic growth. We believe that South Africa remains structurally the most challenged for growth as labor, electricity and politics all suppress a strong corporate culture and investment climate.

Risk Factors

Emerging Market Risk – investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.

Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Foreign Securities Risk – foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than US investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than US investments.

Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor's shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2016

Emerging Markets Fund

INVESTMENT OBJECTIVE

The Emerging Markets Fund (“the Fund”) seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/16)

	Average Annual Total Returns
	One Year	Five Year	Since Inception	Expense Ratios[a]
			(9/24/10)	Gross	Net
Class A (MALGX)	(15.20)%	(3.99)%	(1.30)%	5.71%	1.70%
Class A (with sales charge)[b]	(20.09)%	(5.11)%	(2.33)%	5.71%	1.70%
Class C (MCLGX)	(15.94)%	(4.74)%	(2.06)%	6.08%	2.45%
Class C (with sales charge)[c]	(16.78)%	(4.74)%	(2.06)%	6.08%	2.45%
Class I (MILGX)	(15.04)%	(3.78)%	(1.06)%	2.85%	1.45%
MSCI Emerging Markets Index [d]	(17.56)%	(4.28)%	(1.33)%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Emerging Markets Fund and reflects the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 28, 2015, as revised March 1, 2016. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2016, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2016 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2016

Asia Fund

Manager Commentary

The Asia Fund (the “Fund”) – Class I Shares returned -16.68% for the period May 1, 2015 through April 30, 2016. The Fund outperformed its benchmark during the period, as the MSCI All Country Asia ex-Japan Index returned -18.30%.

Stock selection in Information Technology and Utilities was a leading contributor to the Fund's relative outperformance during the fiscal period. Stock selection in Health Care, however, had a negative impact. On a country basis, stock selection in China and an overweight allocation to India led overall relative performance. Stock selection in Hong Kong detracted from the Fund's relative performance. On a stock level, top contributors were Korea Electric Power, Maruti Suzuki India and Alibaba Group, while the largest detractors were Jumei International, Luye Pharma and Sihuan Pharmaceutical.

Asian equities experienced a period of extreme volatility during the fiscal year. In the second half of 2015, Asian equities experienced a sentiment-driven selloff over concerns about the stability of the Chinese yuan and fears of policy errors in China. In the first quarter of 2016, there was a sharp style rotation into deep-cyclical value equities on the back of dovish central banks and a bottoming of commodity prices. Currently, market sentiment appears to be more positive but we maintain our view that a recovery would be uneven and patchy with structural issues impacting the strength of the recovery.

In China, we remain concerned that the government is delaying the painful, but much needed, reduction of excess capacity to support near-term growth. We maintain our view that “Old China” will continue to struggle, given its historical over-investment in capacity expansion and sluggish global demand. We believe that “New China”, however, remains quite resilient despite the slowdown in global macroeconomic growth. This view was supported by the recent earnings season, during which New China sectors such as internet/e-commerce and insurance continue to perform well, while Old China cyclical sectors have disappointed.

Our conviction in India stems from the government’s commitment to enhancing the country’s institutional framework and medium-term competitiveness with initiatives including the infrastructure upgrade of a corridor for roads and freight, regulatory changes promoting the delivery of financial services to underserved domestic populations (known as financial inclusion) and reforms to the state electricity board system.

Emerging markets in the ASEAN (Association of Southeast Asian Nations) region were weak during the first half of the fiscal period, but recovered in the second half of the period.

The biggest risk to our current view is a stronger-than-expected cyclical recovery leading to a more hawkish US Federal Reserve, a stronger dollar, and a period of sustained outperformance from value over growth. Our analysis indicates that the current cyclical rally is unsustainable. As a result, we expect to see a revival in performance from high-quality companies with sustainable structural growth and a track record in delivering earnings.

Risk Factors

Emerging Market Risk – investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.

Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Foreign Securities Risk – foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than US investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than US investments.

Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor's shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2016

Asia Fund

INVESTMENT OBJECTIVE

The Asia Fund (“the Fund”) seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/16)

	Average Annual Total Returns
	One Year	Five Year	Since Inception	Expense Ratios[a]
			(9/24/10)	Gross	Net
Class A (MALAX)	(16.86)%	0.70%	2.43%	5.42%	1.70%
Class A (with sales charge)[b]	(21.72)%	(0.48)%	1.35%	5.42%	1.70%
Class C (MCLAX)	(17.51)%	(0.04)%	1.69%	7.39%	2.45%
Class C (with sales charge)[c]	(18.29)%	(0.04)%	1.69%	7.39%	2.45%
Class I (MILAX)	(16.61)%	0.96%	2.71%	2.82%	1.45%
MSCI All Country Asia ex-Japan Index[d]	(18.30)%	(0.67)%	1.75%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Asia Fund and reflects the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 28, 2015, as revised October 29, 2015. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2016, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2016 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI All Country Asia ex-Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia region excluding Japan. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2016

Emerging Markets Great Consumer Fund

Manager Commentary

The Emerging Markets Great Consumer Fund (the “Fund”) – Class I Shares returned -19.86% for the period May 1, 2015 through April 30, 2016. The Fund underperformed the benchmark during the period as the MSCI Emerging Markets Index returned -17.56%.

Stock selection in the Consumer Discretionary and Health Care sectors was the leading detractor from the Fund's relative performance during the fiscal period. The portfolio's underweight allocations to Energy and Materials also contributed to the Fund’s underperformance. With regards to country exposure, South Korea was the biggest detractor from relative performance because of stock selection and an underweight allocation. Stock selection in South Africa and Brazil also had a negative impact on performance. However, stock selection in Mexico and Thailand had a positive contribution to relative performance. On a stock level, the top contributors were Sberbank Russia, Alsea and Gruma, while the biggest detractors were Jumei International, Vipshop Holdings and Luye Pharma.

The past year will be remembered as another year of negative returns and record outflows for emerging markets. It will, importantly, also be remembered as the start of the US Federal Reserve’s (Fed) hiking cycle. Uncertainties around the Fed interest rate cycle and the path to more monetary policy caused volatility across all asset classes. Concern over further devaluation of the Chinese yuan in light of the strong US dollar spilled over into other emerging market currencies until early 2016. The announcement of China’s next five-year plan alleviated fears investors had around the growth outlook for China in the near and medium term and drove equity markets higher towards the end of the period. The other big driver was the very dovish communications from the Fed. Emerging market economies and currencies were weak until early 2016 when Fed communication and Chinese actions resulted in stronger currencies and markets. Overall, for the year ending April 30, 2016, emerging market equities underperformed developed market equities while non-Asia Emerging markets outperformed Asian emerging markets. The oil markets also played a very important role for emerging markets. The significant fall in oil prices from more than $70 per barrel at the start of the period to a low of around $30 per barrel in early 2016 helped improve many trade deficits and, by extension, the currency fundamentals and inflation outlooks for many emerging markets. Non-Asia emerging economies, in particular, benefitted from this trend. While growth in most of the emerging world is still below potential we see improved conditions for growth going into next year.

Outside of emerging Asia, politics played a large part over the course of the last year in many markets including Russia, Turkey, South Africa and Brazil. We expect politics to remain an important differentiating factor between markets in the region. In South Africa and Brazil, political changes may be a catalyst for potential positive structural changes. We expect the markets that experienced very sharp economic deceleration over the past couple of years, Russia and Brazil as examples, to find a bottom in economic activity and to improve over the next year. Turkey, Central Europe and Mexico have been more stable with good economic growth. South Africa remains structurally the most challenged for growth as labor, electricity and politics all suppress a strong corporate culture and investment climate.

Consumption in the emerging markets continues to be a core theme for the Fund. We believe that a selective and active strategy is essential. First, domestic situations vary from country to country, and the major beneficiaries will also differ according to their own local circumstances. Second, the current consumption trends in the emerging markets are different from the ones in the developed markets even at the same stage of economic development.

Risk Factors

Emerging Market Risk – investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.

Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Foreign Securities Risk – foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than US investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than US investments.

Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor's shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2016

Emerging Markets Great Consumer Fund

INVESTMENT OBJECTIVE

The Emerging Markets Great Consumer Fund (the “Fund”) seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/16)

	Average Annual Total Returns
	One Year	Five Year	Since Inception	Expense Ratios[a]
			(9/24/10)	Gross	Net
Class A (MECGX)	(20.00)%	(1.76)%	1.60%	2.10%	1.70%
Class A (with sales charge)[b]	(24.62)%	(2.92)%	0.53%	2.10%	1.70%
Class C (MCCGX)	(20.63)%	(2.53)%	0.82%	2.80%	2.45%
Class C (with sales charge)[c]	(21.43)%	(2.53)%	0.82%	2.80%	2.45%
Class I (MICGX)	(19.86)%	(1.54)%	1.83%	1.69%	1.45%
MSCI Emerging Markets Index[d]	(17.56)%	(4.28)%	(1.33)%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*

The chart represents historical performance of a hypothetical investment of $10,000 in the Emerging Markets Great Consumer Fund and reflects the reinvestment of dividends and capital gains in the Fund.

a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 28, 2015, as revised March 1, 2016. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2016, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2016 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2016

Asia Great Consumer Fund

Manager Commentary

The Asia Great Consumer Fund (the “Fund”) – returned -20.40% for the period May 1, 2015 through April 30, 2016. The Fund underperformed its benchmark during the period, as the MSCI All Country Asia ex-Japan Index returned -18.30%.

Stock selection in the Consumer Discretionary and Health Care sectors was the leading detractor from the Fund's relative performance during the fiscal period. However, an overweight to Consumer Staples and an underweight allocation to Financials each had a positive impact. With regards to country exposure, South Korea was the biggest detractor from relative performance because of stock selection and an underweight allocation. The Fund’s overweight to China also had a negative impact on relative performance. On a stock level, the top contributors were Minor International, Apollo Hospitals, and Tencent while the biggest detractors were Jumei International, Luye Pharma and Vipshop Holdings.

Asian equities experienced a period of extreme volatility in the past fiscal year, characterized by a sentiment-driven selloff in the second half of 2015 and a sharp style rotation into deep-cyclical value equities in the first quarter of 2016. Fund performance was hurt by the market selloff driven by macro concerns, especially triggered by the Chinese yuan devaluation in August.

Year-to-date, there was a style rotation into cyclical value stocks away from quality and growth stocks, a result of dovish central banks and a recovery in commodity prices which boosted investor sentiment. The strength of the Japanese yen was also a factor for cyclical exporters’ outperformance in countries such as South Korea. Given its consumption theme, the Fund, with a bias towards quality and growth and a structural underweight to deep-cyclical stocks, faced challenging market conditions during the latter half of the reporting period. However, we do not believe the current outperformance of the cyclical value style is sustainable given the absence of a broad-based recovery in global demand and corporate earnings.

Despite negative headlines about global growth and continued concerns about a “hard-landing” in China, company fundamentals for the Fund's holdings have generally been resilient. Chinese internet/e-commerce companies have delivered better-than-expected numbers in the latest earnings season, supported by growth in revenue from games, significant growth in advertising and continued gains in market share by e-commerce from brick-and-mortar retail.

Our bottom-up investment strategy remains focused on identifying companies with a dominant competitive position to capture opportunities created by consumption growth in Asia. Although short-term factors, such as style rotation, have impacted recent Fund performance, we believe Asia’s consumption story remains an attractive theme, supported by demographics, a rising middle class and increasing penetration of goods and services.

Risk Factors

Emerging Market Risk – investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.

Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Foreign Securities Risk – foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than US investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than US investments.

Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor's shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2016

Asia Great Consumer Fund

INVESTMENT OBJECTIVE

The Asia Great Consumer Fund (the “Fund”) seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/16)

	Average Annual Total Returns
	One Year	Five Year	Since Inception	Expense Ratios[a]
			(9/24/10)	Gross	Net
Class A (MGCEX)	(20.60)%	2.40%	2.57%	2.81%	1.70%
Class A (with sales charge)[b]	(25.18)%	1.20%	1.49%	2.81%	1.70%
Class C (MGCCX)	(21.20)%	1.61%	1.77%	3.54%	2.45%
Class C (with sales charge)[c]	(21.98)%	1.61%	1.77%	3.54%	2.45%
Class I (MGCIX)	(20.40)%	2.63%	2.79%	1.88%	1.45%
MSCI All Country Asia ex-Japan Index[d]	(18.30)%	(0.67)%	1.75%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Asia Great Consumer Fund and reflects the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 28, 2015, as revised October 29, 2015. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2016, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2016 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

MSCI All Country Asia ex-Japan Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia region excluding Japan. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2016

Global Great Consumer Fund

Manager Commentary

The Global Great Consumer Fund (the “Fund”) – Class I Shares returned -7.14% for the period May 1, 2015 through April 30, 2016. The Fund underperformed its benchmark during the period, as the MSCI All Country World Index returned -5.13%.

Stock selection in Health Care and Consumer Discretionary was the leading detractor from the Fund's relative performance during the fiscal period. However, stock selection in Information Technology and Financials had a positive impact. An underweight allocation to Financials also helped performance. With regards to country exposure, the US and Germany were the biggest detractors from relative performance because of stock selection and an overweight allocation. Stock selection in China, however, contributed positively to relative performance. On a stock level, the top contributors were Starbucks, Nike and Alphabet while the biggest detractors were Perrigo, Rakuten and Horizon Pharma.

The one-year reporting period was marked by numerous peculiarities in global financial markets, unprecedented in history. Globally, gross domestic product (GDP) growth has progressed, but it has occurred unevenly and with substantial regional variation. In general, the developed markets led by the US continued to drive global growth, while major emerging markets experienced deceleration driven by commodity and currency weakness and numerous political issues. Early signs of inflation in the labor market and the industrial economy represent building blocks of progress for ongoing consumption growth across the developed world. Additionally, the outlook for many emerging markets has improved marginally in early 2016 based on the improving sentiment on global growth and the cyclical rally in major commodities.

Over the year the market debate continued regarding the best ways to stimulate economic growth and the major central banks have continued in ongoing rounds of competitive currency devaluation and easing monetary policy to facilitate growth. Owing in large part to these numerous devaluations, the US dollar saw continued strength throughout most of the fiscal period, taking a toll on many global companies given unfavorable foreign exchange trends. Interest rates remained at record lows by any historical context and several economies including Japan have dipped into negative interest rate territory in efforts to drive economic results. The token interest rate hike undertaken by the US Federal Reserve in December 2015 seemed to confirm that the world economy is in the late innings of the devaluation cycle, particularly given the lessening market impact of each successive move.

The world continues to focus on China given its size and importance in the global economy. The local China market rallied through the first half of the fiscal period, driven by strong demand to invest in beneficiaries of China’s rapid economic growth. All of these gains came to a halt in the second half of the fiscal year as economic growth slowed and the market rolled over, triggering margin losses and forcing the government to intervene to support the market. The August devaluation added more downside price pressure before markets stabilized. Additional drags on global markets through most of the fiscal period came from declining commodity prices, particularly crude oil, and heightened geopolitical tensions across the Middle East.

The Fund's bottom-up investment strategy remains focused on identifying companies with dominant competitive positions, experienced management teams, strong balance sheets, and sustainable growth in earnings and cash flows. We continue to believe that the selected portfolio companies in the Consumer, Healthcare, and Information Technology sectors exhibit these qualities and are poised to leverage these strengths to drive a lasting trend of earnings growth in the Global Great Consumer strategy. Additionally, we search for companies in adjacent sectors with similar high-caliber qualities which are transforming existing businesses and/or striving to move up the economic value chain.

Definition

Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period.

Risk Factors

Emerging Market Risk – investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.

Equity Securities Risk – Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Foreign Securities Risk – foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than US investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than US investments.

Geographic Concentration Risk – A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor's shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2016

Global Great Consumer Fund

INVESTMENT OBJECTIVE

The Global Great Consumer Fund (the “Fund”) seeks to achieve long-term capital growth.

FUND PERFORMANCE (AS OF 4/30/16)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(1/31/12)	Gross	Net
Class A (MGUAX)	(7.35)%	8.85%	4.17%	1.45%
Class A (with sales charge)[b]	(12.68)%	7.34%	4.17%	1.45%
Class C (MGUCX)	(8.02)%	8.04%	5.32%	2.20%
Class C (with sales charge)[c]	(8.91)%	8.04%	5.32%	2.20%
Class I (MGUIX)	(7.14)%	9.12%	2.44%	1.20%
MSCI All Country World Index[d]	(5.13)%	8.73%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Global Great Consumer Fund and reflects the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 28, 2015, as revised March 1, 2016. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2016, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2016 can be found in the financial highlights.

b	Reflects the 5.75% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

The MSCI All Country World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2016

Global Dynamic Bond Fund

Manager Commentary

The Global Dynamic Bond Fund (the “Fund”) – Class I Shares returned 1.27% for the period May 1, 2015 through April 30, 2016. While the Fund’s benchmark, a composite of 50% Barclays Global Treasury Majors Index (USD Hedged) and 50% Barclays U.S. Emerging Markets Bond Index, returned 3.77%.

In the past fiscal year, the bond market has been heavily influenced by four major drivers: (1) rapid capital outflow from China; (2) lower commodity prices and their impact on commodity exporting countries and companies; (3) central banks’ limited ability to stimulate economic activity; and (4) dismal growth expectations. These developments had a negative effect on many risky assets while historically safer assets presented risks of their own, due to the possibility of a rate hike by the US Federal Reserve (Fed). Overall, the fixed income market did not perform well from the beginning of the fiscal year until mid-February 2016.

By the end of February, prices for risky assets were recovering quickly as concerns over China subsided and commodity prices rebounded meaningfully. The central banks’ ability to support the market was still limited since the Fed had been reluctant to hike rates in its first three meetings in 2016. In our opinion, the Fed's decision to maintain the status quo on interest rates has helped risky assets since valuations have become more attractive as a result of the continuous selloff over the preceding eight months.

Towards the end of the Fund's fiscal year, the attractiveness of risky assets that had previously resulted from lower valuations and favorable supply-demand conditions dwindled as a result of significant outperformance by risky assets relative to less risky assets. Several fundamental flaws in the global economies have not yet been fixed, in our opinion. We prefer to be conservative and will aim to limit the Fund’s downside risk until we think conditions present a suitable tradeoff for increasing risk. In particular, we are seeing positive developments in current accounts and political reforms in many emerging market countries and we believe that attractive returns in these countries can be achieved in the years ahead.

Risk Factors

Asset Allocation Risk – the Fund's ability to achieve its investment objective will depend, in part on the investment manager's ability to select the best asset allocation of assets across the various developed and emerging markets. There is a risk that the investment manager's evaluations and assumptions may be incorrect in view of actual market conditions.

Credit Risk – the issuer of a fixed income security, or the counterparty to a contract, such as swaps or other derivatives, may become unable or unwilling to meet its financial obligations. Various market participants, such as rating agencies of pricing services, also may affect the security by downgrading the credit of the issuer of the security, which may decrease the value.

Derivatives Risk – the Fund may utilize derivatives for hedging purposes, to enhance returns or to obtain exposure to various market sectors. The risks of derivatives include liquidity, interest rate, market, credit and management risks. The instrument may be also mispriced or improperly valued, and the Fund could lose more than the principal amount invested. Unpredictable or rapid changes in the currency markets could also negatively affect the value of currency derivatives, such as currency forward/futures contracts.

Emerging Markets Risk – investing may be subject to additional economic, legal, political, liquidity, and currency risks not associated with more developed countries.

Exchange-Traded Fund (ETF) Risk – the Fund may invest in bond ETFs, which generally are passive investment vehicles. When the Fund purchases shares of an ETF, shareholders will bear both their proportionate share of the Fund's expenses and, indirectly, a portion of the ETF's expenses.

Fixed Income Securities Risk – bonds tend to experience smaller fluctuations in value than equity securities. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates.

Foreign Securities Risk – foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than US investments. Political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than US investments.

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor's shares may be worth more or less than original cost upon redemption. For periods more than one year, performance is annualized. For performance data as of the most recent month-end please call (888) 335-3417.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

Mirae Asset Discovery Funds
Manager Commentary and Fund Performance (unaudited)	April 30, 2016

Global Dynamic Bond Fund

INVESTMENT OBJECTIVE

The Global Dynamic Bond Fund (“the Fund”) seeks to achieve total return as its primary investment objective. The Fund seeks capital preservation as a secondary investment objective.

FUND PERFORMANCE (AS OF 4/30/16)

	Average Annual Total Returns
	One Year	Since Inception	Expense Ratios[a]
		(2/29/12)	Gross	Net
Class A (MAGDX)	0.99%	2.83%	5.20%	1.15%
Class A (with sales charge)[b]	(3.57)%	1.70%	5.20%	1.15%
Class C (MCGDX)	0.20%	2.05%	5.68%	1.90%
Class C (with sales charge)[c]	(0.79)%	2.05%	5.68%	1.90%
Class I (MDBIX)	1.27%	3.09%	2.03%	0.90%
Barclays U.S. Emerging Markets Bond Index[d]	3.42%	4.76%
Barclays Global Treasury Majors Index (USD Hedged)[e]	4.04%	4.02%
Blended Benchmark Index[f]	3.77%	4.43%

HYPOTHETICAL GROWTH OF A $10,000 INVESTMENT*

*	The chart represents historical performance of a hypothetical investment of $10,000 in the Global Dynamic Bond Fund and reflects the reinvestment of dividends and capital gains in the Fund.
a

The gross expense ratios reflect the expense ratios as reported in the Fund's Prospectus dated August 28, 2015, as revised October 29, 2015. However, the Fund’s investment manager has agreed to contractual waivers in effect through August 31, 2016, which will continue in effect for annual periods ending on August 31 unless terminated by the Fund's investment manager not less than 30 days prior to the then annual period, and has agreed to limit total annual fund operating expenses. Please see the Fund's most recent prospectus for details. Additional information pertaining to the Fund's expense ratio as of April 30, 2016 can be found in the financial highlights.

b	Reflects the 4.50% maximum sales charge.
c	Reflects the 1.00% maximum deferred sales charge.
d

Barclays U.S. Emerging Markets Bond Index includes fixed-and floating-rate USD-denominated debt from emerging markets in the following regions: Americas, Europe, Middle East, Africa, and Asia. For the index, an emerging market is defined as any country that has a long term foreign currency debt sovereign rating of Baa1/BBB+/BBB+ or below, using the middle rating of Moody’s Investors Service, Inc., Standard and Poor’s Ratings Services and Fitch Ratings. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

e

Barclays Global Treasury Majors Index (USD Hedged) tracks fixed-rate local currency government debt of major developed market countries. It is not possible to invest directly in an index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

f	The benchmark is an equally-weighted blended composite of (1) Barclays U.S. Emerging Markets Bond Index and (2) Barclays Global Treasury Majors Index (USD Hedged).

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call (888) 335-3417 or visit http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Expense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees and sales charges, as applicable; (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and (3) other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested on November 1, 2015 and held for the entire period from November 1, 2015 through April 30, 2016.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund and share class in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your expenses would have been higher.

		Beginning Account Value	Actual Ending Account Value	Hypothetical Ending Account Value	Actual Expenses Paid During Period	Hypothetical Expenses Paid During Period	Annualized Expense Ratio During Period
Fund		11/1/15	4/30/16	4/30/16	11/1/15 - 4/30/16(1)	11/1/15 - 4/30/16(1)	11/1/15 - 4/30/16

Emerging Markets Fund	Class A	$1,000.00	$993.30	$1,016.41	$8.43	$8.52	1.70%
	Class C	1,000.00	989.50	1,012.68	12.12	12.26	2.45%
	Class I	1,000.00	994.50	1,017.65	7.19	7.27	1.45%

Asia Fund	Class A	1,000.00	945.00	1,016.41	8.22	8.52	1.70%
	Class C	1,000.00	941.50	1,012.68	11.83	12.26	2.45%
	Class I	1,000.00	946.00	1,017.65	7.02	7.27	1.45%

Emerging Markets Great Consumer Fund	Class A	1,000.00	959.60	1,016.41	8.28	8.52	1.70%
	Class C	1,000.00	955.10	1,012.68	11.91	12.26	2.45%
	Class I	1,000.00	960.00	1,017.65	7.07	7.27	1.45%

Asia Great Consumer Fund	Class A	1,000.00	936.30	1,016.41	8.18	8.52	1.70%
	Class C	1,000.00	932.00	1,012.68	11.77	12.26	2.45%
	Class I	1,000.00	937.00	1,017.65	6.98	7.27	1.45%

Global Great Consumer Fund	Class A	1,000.00	946.60	1,017.65	7.02	7.27	1.45%
	Class C	1,000.00	942.60	1,013.92	10.63	11.02	2.20%
	Class I	1,000.00	947.30	1,018.90	5.81	6.02	1.20%

Global Dynamic Bond Fund	Class A	1,000.00	1,028.00	1,019.14	5.80	5.77	1.15%
	Class C	1,000.00	1,023.00	1,015.42	9.56	9.52	1.90%
	Class I	1,000.00	1,029.40	1,020.39	4.54	4.52	0.90%

Global Growth Fund	Class I(2)	1,000.00	978.00	1,018.90	3.83	6.02	1.20%

(1)

Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

(2)	Information shown reflects values using expense ratios and rates of return for the period from January 4, 2016 (date of commencement of operations) to April 30, 2016.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Fund	April 30, 2016

		Shares	Value ($)
Common Stocks (98.1%)
AIA Group Ltd. (Insurance)		38,000	227,351
Alibaba Group Holding Ltd. ADR* (Internet Software & Services)		1,748	134,491
Alsea SAB de CV (Hotels, Restaurants & Leisure)		22,581	86,583
Amorepacific Corp. (Personal Products)		370	131,511
Baidu, Inc. ADR* (Internet Software & Services)		611	118,717
Banco do Brasil SA (Banks)		18,538	117,578
BR Malls Participacoes SA (Real Estate Management & Development)		24,327	120,548
CCC SA (Textiles, Apparel & Luxury Goods)		1,900	84,710
China Biologic Products, Inc.* (Biotechnology)		1,029	120,393
China Everbright International Ltd. (Commercial Services & Supplies)		101,000	113,095
China Life Insurance Co. Ltd., H Shares (Insurance)		54,000	124,038
China Mobile Ltd. (Wireless Telecommunication Services)		12,000	136,496
Cognizant Technology Solutions Corp., A Shares* (IT Services)		2,274	132,733
Corporacion Inmobiliaria Vesta SAB de CV (Real Estate Management & Development)		54,213	88,255
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)		150,000	132,768
Ctrip.com International Ltd. ADR* (Internet & Catalog Retail)		1,956	85,301
Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)		10,390	118,038
Emaar Properties PJSC (Real Estate Management & Development)		48,230	88,718
FirstRand Ltd. (Diversified Financial Services)		21,388	69,189
Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)		37,000	123,957
Glenmark Pharmaceuticals Ltd. (Pharmaceuticals)		9,362	116,628
Gruma, SAB de CV, Class B (Food Products)		5,625	82,014
Grupo Aeroporturaio del Pacifico SAB de CV, Class B (Transportation Infrastructure)		5,675	53,599
HFDC Bank Ltd. (Banks)		15,202	258,900
ICICI Bank Ltd. (Banks)		45,533	160,977
IHH Healthcare Bhd (Health Care Providers & Services)		54,500	91,462
KAZ Minerals PLC* (Metals & Mining)		30,335	76,003
Korea Electric Power Corp. (Electric Utilities)		3,723	201,574
Luxoft Holding, Inc.* (IT Services)		1,290	74,575
Luye Pharma Group Ltd.* (Pharmaceuticals)		166,000	114,843
Maruti Suzuki India Ltd. (Automobiles)		2,449	139,541
Minor International Public Co. Ltd. (Hotels, Restaurants & Leisure)		93,970	99,800
Naspers Ltd. (Media)		1,063	146,667
Naver Corp. (Internet Software & Services)		122	72,331
ORION Corp. (Food Products)		138	112,394
Petroleo Brasileiro SA* (Oil, Gas & Consumable Fuels)		31,409	93,258
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)		28,000	130,351
PT Bank Central Asia Tbk (Banks)		104,700	103,327
Raia Drogasil SA (Food & Staples Retailing)		4,800	77,499
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)		9,594	141,717
Rosneft OJSC GDR (Oil, Gas & Consumable Fuels)		18,870	103,575
Samsonite International SA (Textiles, Apparel & Luxury Goods)		34,800	112,385
Sberbank of Russia ADR (Banks)		14,369	115,239
Steinhoff International Holdings NV (Household Durables)		12,500	78,393
Sun Pharmaceuticals Industries Ltd. (Pharmaceuticals)		8,712	106,221
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)		28,000	128,319
Tata Motors Ltd.* (Automobiles)		26,827	164,586
Tencent Holdings Ltd. (Internet Software & Services)		15,700	318,597
Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)		9,832	52,653
Turkiye Halk Bankasi AS (Banks)		25,388	97,629
Universal Robina Corp. (Food Products)		21,900	97,154
Valid Solucoes SA (Commercial Services & Supplies)		6,455	64,875
Vitasoy International Holdings Ltd. (Food Products)		68,000	126,570
Wizz Air Holdings PLC* (Airlines)		1,600	44,007
X5 Retail Group NV - Registered Shares GDR* (Food & Staples Retailing)		3,200	63,360

TOTAL COMMON STOCKS (Cost $6,082,184)			6,375,493

WarrantNM
Minor International Public Co. Ltd.* (Hotels, Restaurants & Leisure)		10,325	1,472

TOTAL WARRANT (Cost $—)			1,472

TOTAL INVESTMENTS (Cost $6,082,184) — 98.1%			6,376,965

Other Net Assets (Liabilities) — 1.9%			125,090

NET ASSETS — 100.0%			6,502,055

*	Non-income producing security
NM	Not meaningful, amount less than .05%
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Fund	April 30, 2016

The Emerging Markets Fund invested in the following industries as of April 30, 2016:			The Emerging Markets Fund invested in securities with exposure to the following countries as of April 30, 2016:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Airlines	44,007	0.7%	Brazil	473,758	7.3%
Automobiles	304,127	4.7%	China	1,146,731	17.6%
Banks	853,650	13.1%	Hong Kong	972,622	15.0%
Biotechnology	120,393	1.9%	India	1,273,956	19.5%
Commercial Services & Supplies	177,970	2.7%	Indonesia	103,327	1.6%
Diversified Financial Services	69,189	1.1%	Malaysia	91,462	1.4%
Electric Utilities	201,574	3.2%	Mexico	310,451	4.8%
Food & Staples Retailing	140,859	2.2%	Netherlands	63,360	1.0%
Food Products	418,132	6.4%	Philippines	97,154	1.5%
Health Care Providers & Services	91,462	1.4%	Poland	84,710	1.3%
Hotels, Restaurants & Leisure	311,812	4.7%	Russia	218,814	3.4%
Household Durables	78,393	1.2%	South Africa	294,249	4.5%
Insurance	481,740	7.5%	South Korea	517,810	8.0%
Internet & Catalog Retail	85,301	1.3%	Switzerland	118,582	1.8%
Internet Software & Services	644,136	9.8%	Taiwan	246,357	3.8%
IT Services	207,308	3.1%	Thailand	101,272	1.5%
Media	146,667	2.2%	Turkey	97,629	1.5%
Metals & Mining	76,003	1.2%	United Arab Emirates	88,718	1.4%
Oil, Gas & Consumable Fuels	338,550	5.2%	United Kingdom	76,003	1.2%
Personal Products	131,511	2.0%	Other Net Assets	125,090	1.9%
Pharmaceuticals	470,460	7.2%	Total	6,502,055	100.0%
Real Estate Management & Development	297,521	4.7%
Semiconductors & Semiconductor Equipment	128,319	2.0%
Textiles, Apparel & Luxury Goods	367,786	5.6%
Transportation Infrastructure	53,599	0.8%
Wireless Telecommunication Services	136,496	2.2%
Other Net Assets	125,090	1.9%
Total	6,502,055	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Fund	April 30, 2016

		Shares	Value ($)
Common Stocks (99.0%)
ABS-CBN Holdings Corp. (Media)		286,200	352,983
Adani Ports and Special Economic Zone (Transportation Infrastructure)		106,569	381,474
AIA Group Ltd. (Insurance)		145,600	871,116
Alibaba Group Holding Ltd. ADR* (Internet Software & Services)		10,786	829,875
Amorepacific Corp. (Personal Products)		1,855	659,332
Baidu, Inc. ADR* (Internet Software & Services)		3,071	596,695
BDO Unibank, Inc. (Banks)		165,960	354,010
BOC Hong Kong (Holdings) Ltd. (Banks)		9,000	26,881
China Biologic Products, Inc.* (Biotechnology)		4,333	506,961
China Everbright International Ltd. (Commercial Services & Supplies)		383,000	428,864
China Life Insurance Co. Ltd., H Shares (Insurance)		229,000	526,015
China Mobile Ltd. (Wireless Telecommunication Services)		47,500	540,297
China Telecom Corp. Ltd., H Shares (Diversified Telecommunication Services)		850,000	418,027
Cognizant Technology Solutions Corp., A Shares* (IT Services)		10,636	620,823
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)		628,000	555,854
Ctrip.com International Ltd. ADR* (Internet & Catalog Retail)		6,349	276,880
Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)		30,758	349,432
Emperador, Inc. (Beverages)		1,998,200	338,432
Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)		104,000	348,419
Glenmark Pharmaceuticals Ltd. (Pharmaceuticals)		36,260	451,710
Godrej Consumer Products Ltd. (Personal Products)		31,205	620,734
HFDC Bank Ltd. (Banks)		65,780	1,120,280
ICICI Bank Ltd. (Banks)		143,597	507,673
IHH Healthcare Bhd (Health Care Providers & Services)		239,900	402,599
JD.Com, Inc. ADR* (Internet & Catalog Retail)		20,282	518,408
Korea Aerospace Industries, Ltd. (Aerospace & Defense)		9,311	552,312
Korea Electric Power Corp. (Electric Utilities)		15,367	832,012
LG Chem Ltd. (Chemicals)		1,407	365,160
LT Group, Inc. (Industrial Conglomerates)		1,085,100	355,920
Lupin Ltd. (Pharmaceuticals)		23,883	577,266
Luye Pharma Group Ltd.* (Pharmaceuticals)		666,000	460,755
Maruti Suzuki India Ltd. (Automobiles)		10,339	589,104
Melco Crown Entertainment Ltd. ADR (Hotels, Restaurants & Leisure)		22,541	333,607
Minor International Public Co. Ltd. (Hotels, Restaurants & Leisure)		325,010	345,173
Narayana Hrudayalaya Ltd.* (Health Care Providers & Services)		68,248	305,560
Naver Corp. (Internet Software & Services)		712	422,126
ORION Corp. (Food Products)		703	572,560
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)		107,500	500,452
PT Bank Central Asia Tbk (Banks)		396,500	391,300
PT Telekomunikasi Indonesia Persero Tbk* (Diversified Telecommunication Services)		1,385,800	372,208
Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)		45,215	667,888
Samsonite International SA (Textiles, Apparel & Luxury Goods)		116,400	375,910
Sun Pharmaceuticals Industries Ltd. (Pharmaceuticals)		48,856	595,677
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)		165,000	756,169
Tata Motors Ltd.* (Automobiles)		104,068	638,466
Tencent Holdings Ltd. (Internet Software & Services)		76,200	1,546,315
Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)		43,515	233,035
Universal Robina Corp. (Food Products)		89,430	396,734
Vitasoy International Holdings Ltd. (Food Products)		230,000	428,105

TOTAL COMMON STOCKS (Cost $25,610,717)			25,217,588

WarrantNM
Minor International Public Co. Ltd.* (Hotels, Restaurants & Leisure)		8,015	1,143

TOTAL WARRANT (Cost $—)			1,143

TOTAL INVESTMENTS (Cost $25,610,717) — 99.0%			25,218,731

Other Net Assets (Liabilities) — 1.0%			260,638

NET ASSETS — 100.0%			25,479,369

*	Non-income producing security
NM	Not meaningful, amount less than .05%
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Fund	April 30, 2016

The Asia Fund invested in the following industries as of April 30, 2016:			The Asia Fund invested in securities with exposure to the following countries as of April 30, 2016:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Aerospace & Defense	552,312	2.2%	China	6,180,383	24.3%
Automobiles	1,227,570	4.8%	Hong Kong	3,909,053	15.3%
Banks	2,400,144	9.4%	India	7,309,690	28.6%
Beverages	338,432	1.3%	Indonesia	763,508	3.0%
Biotechnology	506,961	2.0%	Malaysia	402,599	1.6%
Chemicals	365,160	1.4%	Philippines	1,798,079	7.1%
Commercial Services & Supplies	428,864	1.7%	South Korea	3,403,502	13.4%
Diversified Telecommunication Services	790,235	3.1%	Taiwan	1,105,601	4.3%
Electric Utilities	832,012	3.3%	Thailand	346,316	1.4%
Food Products	1,397,399	5.5%	Other Net Assets	260,638	1.0%
Health Care Providers & Services	708,159	2.8%	Total	25,479,369	100.0%
Hotels, Restaurants & Leisure	1,028,342	4.1%
Industrial Conglomerates	355,920	1.4%
Insurance	1,897,583	7.3%
Internet & Catalog Retail	795,288	3.1%
Internet Software & Services	3,395,011	13.5%
IT Services	620,823	2.4%
Media	352,983	1.4%
Oil, Gas & Consumable Fuels	667,888	2.6%
Personal Products	1,280,066	5.0%
Pharmaceuticals	2,641,262	10.4%
Semiconductors & Semiconductor Equipment	756,169	2.9%
Textiles, Apparel & Luxury Goods	958,377	3.8%
Transportation Infrastructure	381,474	1.5%
Wireless Telecommunication Services	540,297	2.1%
Other Net Assets	260,638	1.0%
Total	25,479,369	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Great Consumer Fund	April 30, 2016

		Shares	Value ($)
Common Stocks (93.7%)
AIA Group Ltd. (Insurance)		980,200	5,864,480
Alibaba Group Holding Ltd. ADR* (Internet Software & Services)		84,369	6,491,350
Alsea SAB de CV (Hotels, Restaurants & Leisure)		582,572	2,233,770
Amorepacific Corp. (Personal Products)		15,638	5,558,293
Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)		253,058	4,989,737
Asian Paints Ltd. (Chemicals)		237,789	3,099,548
Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)		66,000	1,563,140
Baidu, Inc. ADR* (Internet Software & Services)		20,855	4,052,127
Banco do Brasil SA (Banks)		492,375	3,122,895
Bangkok Dusit Medical Services Public Co. Ltd. (Health Care Providers & Services)		4,979,600	3,387,054
BR Malls Participacoes SA (Real Estate Management & Development)		645,496	3,198,666
Britannia Industries Ltd. (Food Products)		75,149	3,237,306
CCC SA (Textiles, Apparel & Luxury Goods)		41,000	1,827,957
Colgate-Palmolive (India) Ltd. (Personal Products)		189,793	2,403,828
Corporacion Inmobiliaria Vesta SAB de CV (Real Estate Management & Development)		1,315,176	2,140,997
Credicorp Ltd. (Banks)		10,820	1,573,444
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)		1,394,000	1,233,854
Ctrip.com International Ltd. ADR* (Internet & Catalog Retail)		138,858	6,055,597
Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)		192,322	2,184,909
Emaar Properties PJSC (Real Estate Management & Development)		1,621,225	2,982,192
FirstRand Ltd. (Diversified Financial Services)		789,909	2,555,314
Gruma, SAB de CV, Class B (Food Products)		142,455	2,077,039
Grupo Aeroporturaio del Pacifico SAB de CV, Class B (Transportation Infrastructure)		185,765	1,754,517
Hanmi Pharm Co. Ltd. (Pharmaceuticals)		5,738	2,995,905
Hindustan Unilever Ltd. (Household Products)		252,119	3,294,715
IHH Healthcare Bhd (Health Care Providers & Services)		1,158,900	1,944,862
JD.Com, Inc. ADR* (Internet & Catalog Retail)		251,290	6,422,973
Lupin Ltd. (Pharmaceuticals)		114,824	2,775,361
Luxoft Holding, Inc.* (IT Services)		29,534	1,707,361
Luye Pharma Group Ltd.* (Pharmaceuticals)		3,371,000	2,332,141
Minor International Public Co. Ltd. (Hotels, Restaurants & Leisure)		3,971,050	4,217,401
Naspers Ltd. (Media)		24,804	3,422,320
ORION Corp. (Food Products)		2,943	2,396,932
PChome Online, Inc. (Internet Software & Services)		212,814	2,260,328
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)		1,359,000	6,326,645
PT Kalbe Farma Tbk (Pharmaceuticals)		53,076,200	5,515,287
PT Unilever Indonesia Tbk (Household Products)		1,045,501	3,369,259
Qingdao Haier Co. Ltd., A Shares (Household Durables)		561,997	721,942
Raia Drogasil SA (Food & Staples Retailing)		119,800	1,934,247
Sberbank of Russia ADR (Banks)		550,056	4,411,449
Steinhoff International Holdings NV (Household Durables)		247,500	1,552,173
Sun Pharmaceuticals Industries Ltd. (Pharmaceuticals)		351,609	4,287,000
Tencent Holdings Ltd. (Internet Software & Services)		556,800	11,299,058
Turkiye Halk Bankasi AS (Banks)		774,636	2,978,836
Universal Robina Corp. (Food Products)		1,450,640	6,435,393
Valid Solucoes SA (Commercial Services & Supplies)		172,365	1,732,322
Vipshop Holdings Ltd. ADR* (Internet & Catalog Retail)		181,620	2,477,297
Wizz Air Holdings PLC* (Airlines)		35,300	970,912
X5 Retail Group NV - Registered Shares GDR* (Food & Staples Retailing)		149,080	2,951,784
Zhengzhou Yutong Bus Co. Ltd., Class A (Machinery)		1,038,128	3,276,388

TOTAL COMMON STOCKS (Cost $166,885,800)			167,598,305

Preferred Stock (1.1%)
Lojas Americanas SA (Multiline Retail)		420,754	1,957,735

TOTAL PREFERRED STOCK (Cost $1,664,382)			1,957,735

WarrantNM
Minor International Public Co. Ltd.* (Hotels, Restaurants & Leisure)		216,840	30,924

TOTAL WARRANT (Cost $—)			30,924

TOTAL INVESTMENTS (Cost $168,550,182) — 94.8%			169,586,964

Other Net Assets (Liabilities) — 5.2%			9,231,175

NET ASSETS — 100.0%			178,818,139

*	Non-income producing security
NM	Not meaningful, amount less than .05%
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Emerging Markets Great Consumer Fund	April 30, 2016

The Emerging Markets Great Consumer Fund invested in the following industries as of April 30, 2016:			The Emerging Markets Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2016:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Airlines	970,912	0.5%	Brazil	11,945,865	6.6%
Banks	12,086,624	6.8%	China	49,455,518	27.6%
Chemicals	3,099,548	1.7%	Hong Kong	7,098,334	4.0%
Commercial Services & Supplies	1,732,322	1.0%	India	24,087,495	13.4%
Diversified Financial Services	2,555,314	1.4%	Indonesia	8,884,546	5.0%
Food & Staples Retailing	4,886,031	2.8%	Korea, Republic Of	2,995,905	1.7%
Food Products	14,146,670	7.9%	Malaysia	1,944,862	1.1%
Health Care Providers & Services	10,321,653	5.8%	Mexico	8,206,323	4.6%
Hotels, Restaurants & Leisure	6,482,095	3.6%	Netherlands	2,951,784	1.7%
Household Durables	2,274,115	1.3%	Peru	1,573,444	0.9%
Household Products	6,663,974	3.7%	Philippines	6,435,393	3.6%
Insurance	12,191,125	6.8%	Poland	1,827,957	1.0%
Internet & Catalog Retail	14,955,867	8.4%	Russia	4,411,449	2.5%
Internet Software & Services	24,102,863	13.5%	South Africa	9,092,947	5.0%
IT Services	1,707,361	1.0%	South Korea	7,955,225	4.4%
Machinery	3,276,388	1.8%	Switzerland	2,678,273	1.5%
Media	3,422,320	1.8%	Taiwan	4,445,237	2.5%
Multiline Retail	1,957,735	1.1%	Thailand	7,635,379	4.3%
Personal Products	7,962,121	4.4%	Turkey	2,978,836	1.7%
Pharmaceuticals	20,702,688	11.7%	United Arab Emirates	2,982,192	1.7%
Real Estate Management & Development	8,321,855	4.6%	Other Net Assets	9,231,175	5.2%
Textiles, Apparel & Luxury Goods	4,012,866	2.2%	Total	178,818,139	100.0%
Transportation Infrastructure	1,754,517	1.0%
Other Net Assets	9,231,175	5.2%
Total	178,818,139	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Asia Great Consumer Fund	April 30, 2016

		Shares	Value ($)
Common Stocks (102.0%)
AIA Group Ltd. (Insurance)		734,600	4,395,069
Alibaba Group Holding Ltd. ADR* (Internet Software & Services)		62,012	4,771,203
Amorepacific Corp. (Personal Products)		11,778	4,186,313
Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)		198,079	3,905,675
Asian Paints Ltd. (Chemicals)		169,386	2,207,924
Baidu, Inc. ADR* (Internet Software & Services)		15,652	3,041,184
Bangkok Dusit Medical Services Public Co. Ltd. (Health Care Providers & Services)		3,555,200	2,418,197
Britannia Industries Ltd. (Food Products)		53,093	2,287,166
Colgate-Palmolive (India) Ltd. (Personal Products)		138,544	1,754,733
CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)		1,046,000	925,833
Ctrip.com International Ltd. ADR* (Internet & Catalog Retail)		100,810	4,396,324
Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)		145,264	1,650,298
Hanmi Pharm Co. Ltd. (Pharmaceuticals)		4,017	2,097,343
Hindustan Unilever Ltd. (Household Products)		181,172	2,367,573
IHH Healthcare Bhd (Health Care Providers & Services)		723,400	1,214,007
JD.Com, Inc. ADR* (Internet & Catalog Retail)		179,795	4,595,560
Lupin Ltd. (Pharmaceuticals)		89,457	2,162,227
Luye Pharma Group Ltd.* (Pharmaceuticals)		2,599,500	1,798,398
Minor International Public Co. Ltd. (Hotels, Restaurants & Leisure)		2,858,080	3,035,386
ORION Corp. (Food Products)		2,134	1,738,041
PChome Online, Inc. (Internet Software & Services)		162,797	1,729,091
Ping An Insurance (Group) Co. of China Ltd., H Shares (Insurance)		934,500	4,350,441
PT Kalbe Farma Tbk (Pharmaceuticals)		40,093,700	4,166,240
PT Unilever Indonesia Tbk (Household Products)		756,669	2,438,462
Qingdao Haier Co. Ltd., A Shares (Household Durables)		435,095	558,924
Sun Pharmaceuticals Industries Ltd. (Pharmaceuticals)		263,752	3,215,801
Tencent Holdings Ltd. (Internet Software & Services)		417,100	8,464,148
Universal Robina Corp. (Food Products)		965,850	4,284,746
Vipshop Holdings Ltd. ADR* (Internet & Catalog Retail)		131,747	1,797,029
Zhengzhou Yutong Bus Co. Ltd., Class A (Machinery)		796,382	2,513,425

TOTAL COMMON STOCKS (Cost $95,870,882)			88,466,761

WarrantNM
Minor International Public Co. Ltd.* (Hotels, Restaurants & Leisure)		65,250	9,305

TOTAL WARRANT (Cost $—)			9,305

TOTAL INVESTMENTS (Cost $95,870,882) — 102.0%			88,476,066

Other Net Assets (Liabilities) — (2.0)%			(1,717,470)

NET ASSETS — 100.0%			86,758,596

*	Non-income producing security
NM	Not meaningful, amount less than .05%
ADR	American Depositary Receipt

The Asia Great Consumer Fund invested in the following industries as of April 30, 2016:			The Asia Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2016:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Chemicals	2,207,924	2.5%	China	36,286,636	41.9%
Food Products	8,309,953	9.5%	Hong Kong	5,320,902	6.1%
Health Care Providers & Services	7,537,879	8.7%	India	17,901,099	20.7%
Hotels, Restaurants & Leisure	3,044,691	3.5%	Indonesia	6,604,702	7.6%
Household Durables	558,924	0.6%	Korea, Republic Of	2,097,343	2.4%
Household Products	4,806,035	5.5%	Malaysia	1,214,007	1.4%
Insurance	8,745,510	10.0%	Philippines	4,284,746	4.9%
Internet & Catalog Retail	10,788,913	12.4%	South Korea	5,924,354	6.8%
Internet Software & Services	18,005,626	21.0%	Taiwan	3,379,389	3.9%
Machinery	2,513,425	2.9%	Thailand	5,462,888	6.3%
Personal Products	5,941,046	6.8%	Other Net Assets	(1,717,470)	(2.0)%
Pharmaceuticals	14,365,842	16.7%	Total	86,758,596	100.0%
Textiles, Apparel & Luxury Goods	1,650,298	1.9%
Other Net Assets	(1,717,470)	(2.0)%
Total	86,758,596	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Global Great Consumer Fund	April 30, 2016

		Shares	Value ($)
Common Stocks (96.8%)
Alibaba Group Holding Ltd. ADR* (Internet Software & Services)		6,849	526,962
Alimentation Couche-Tard, Inc., Class B (Food & Staples Retailing)		10,507	460,650
Allianz SE (Insurance)		3,752	636,831
Alphabet, Inc., Class A* (Internet Software & Services)		739	523,123
Amadeus IT Holding SA, Class A (IT Services)		11,511	524,826
Anheuser-Busch InBev NV (Beverages)		4,666	578,764
Astellas Pharma, Inc. (Pharmaceuticals)		20,259	273,428
Biogen Idec, Inc.* (Biotechnology)		1,081	297,264
Broadcom Ltd. (Semiconductors & Semiconductor Equipment)		2,443	356,067
Celgene Corp.* (Biotechnology)		4,438	458,934
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)		706	297,205
Comcast Corp., Class A (Media)		6,369	386,980
Delphi Automotive PLC (Auto Components)		6,970	513,201
Dollarama, Inc. (Multiline Retail)		7,933	572,036
Eurofins Scientific Se (Life Sciences Tools & Services)		800	296,803
Facebook, Inc., Class A* (Internet Software & Services)		3,479	409,061
Fresenius Medical Care AG & Co. KGaA (Health Care Providers & Services)		4,435	384,630
General Electric Co. (Industrial Conglomerates)		12,537	385,513
Iconix Brand Group, Inc.* (Textiles, Apparel & Luxury Goods)		30,000	254,400
Industria de Diseno Textil SA (Specialty Retail)		10,828	347,549
Japan Tobacco, Inc. (Tobacco)		11,702	479,421
Kao Corp. (Personal Products)		7,248	397,934
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		11,752	530,603
MasterCard, Inc., Class A (IT Services)		5,069	491,642
McDonald's Corp. (Hotels, Restaurants & Leisure)		3,111	393,510
Medtronic PLC (Health Care Equipment & Supplies)		4,884	386,569
Newell Brands, Inc. (Household Durables)		9,712	442,284
NIKE, Inc., Class B (Textiles, Apparel & Luxury Goods)		9,330	549,910
Pernod Ricard SA (Beverages)		3,397	366,676
Perrigo Co. PLC (Pharmaceuticals)		2,795	270,193
Pfizer, Inc. (Pharmaceuticals)		17,500	572,425
Roche Holding AG (Pharmaceuticals)		2,442	617,503
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		6,521	504,725
Starbucks Corp. (Hotels, Restaurants & Leisure)		9,510	534,747
Tencent Holdings Ltd. (Internet Software & Services)		24,966	506,631
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)		3,310	477,468
Unilever NV (Personal Products)		9,490	416,839
Visa, Inc., Class A (IT Services)		6,383	493,023
Walt Disney Co. (The) (Media)		4,855	501,328
Whirlpool Corp. (Household Durables)		3,243	564,737
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		5,265	418,883

TOTAL COMMON STOCKS (Cost $16,513,306)			18,401,278

TOTAL INVESTMENTS (Cost $16,513,306) — 96.8%			18,401,278

Other Net Assets (Liabilities) — 3.2%			617,923

NET ASSETS — 100.0%			19,019,201

*	Non-income producing security
ADR	American Depositary Receipt

The Global Great Consumer Fund invested in the following industries as of April 30, 2016:			The Global Great Consumer Fund invested in securities with exposure to the following countries as of April 30, 2016:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Auto Components	513,201	2.7%	Belgium	578,764	3.0%
Beverages	945,440	4.9%	Canada	1,032,686	5.4%
Biotechnology	756,198	4.0%	China	1,033,593	5.4%
Food & Staples Retailing	460,650	2.4%	France	663,479	3.5%
Health Care Equipment & Supplies	386,569	2.0%	Germany	1,021,461	5.4%
Health Care Providers & Services	384,630	2.0%	Japan	1,150,783	6.1%
Hotels, Restaurants & Leisure	2,679,673	14.2%	Netherlands	416,839	2.2%
Household Durables	1,007,021	5.3%	Singapore	356,067	1.9%
Industrial Conglomerates	385,513	2.0%	Spain	872,375	4.6%
Insurance	636,831	3.4%	Switzerland	617,503	3.2%
Internet Software & Services	1,965,777	10.3%	United Kingdom	513,201	2.7%
IT Services	1,509,491	8.0%	United States	10,144,527	53.4%
Life Sciences Tools & Services	774,271	4.1%	Other Net Assets	617,923	3.2%
Media	888,308	4.7%	Total	19,019,201	100.0%
Multiline Retail	572,036	3.0%
Personal Products	814,773	4.3%
Pharmaceuticals	1,733,549	9.0%
Semiconductors & Semiconductor Equipment	356,067	1.9%
Specialty Retail	347,549	1.8%
Textiles, Apparel & Luxury Goods	804,310	4.2%
Tobacco	479,421	2.6%
Other Net Assets	617,923	3.2%
Total	19,019,201	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Global Dynamic Bond Fund	April 30, 2016

		Shares or Principal Amount ($)	Value ($)
Foreign Bonds (2.5%)
Mexico — 0.4%
United Mexican States(a), Series M, 6.50%, 6/9/22		9,000	55,132
Russian Federation — 0.7%
Russian Government Bond, Series 6204, 7.50%, 3/15/18		3,000,000	45,217
Russian Government Bond, Series 6205, 7.60%, 4/14/21		3,000,000	44,218
SNAT — 1.4%
European Bank for Reconstruction & Dev, Series G, 10.00%, 11/16/18		2,000,000,000	158,683

TOTAL FOREIGN BONDS (Cost $292,797)			303,250

Yankee Dollar Bonds (78.0%)
Baidu, Inc., 3.50%, 11/28/22		500,000	512,848
CNOOC Finance 2014 ULC, 4.25%, 4/30/24		500,000	520,467
CNPC General Capital Ltd.(b), 2.75%, 4/19/17		200,000	202,196
Codelco, Inc. - Registered Shares, 3.88%, 11/3/21		200,000	210,087
Corp Nacional del Cobre de Chile - Registered Shares, 4.50%, 9/16/25		200,000	209,476
Croatia Government International Bond - Registered Shares, 6.63%, 7/14/20		250,000	274,693
Eskom Holdings Ltd. - Registered Shares, 5.75%, 1/26/21		200,000	189,349
Export Credit Bank of TU - Registered Shares, 5.38%, 11/4/16		250,000	254,748
Export-Import Bank of India, Series E, 4.00%, 8/7/17		500,000	511,706
Export-Import Bank of Korea, 3.25%, 11/10/25		200,000	211,400
Federal Republic of Brazil, 4.25%, 1/7/25		200,000	186,250
Federal Republic of Brazil, 4.88%, 1/22/21		100,000	102,000
Federal Republic of Brazil, 6.00%, 4/7/26		200,000	206,800
Gazprom PAO - Registered Shares, 6.51%, 3/7/22		100,000	108,485
Hungarian Development Bank Ltd. - Registered Shares, 6.25%, 10/21/20		200,000	221,976
Indian Oil Corp. Ltd. - Registered Shares, 5.63%, 8/2/21		400,000	446,601
Kazagro National Management Holding - Registered Shares, 4.63%, 5/24/23		200,000	168,492
KazMunaygas National Co. JSC - Registered Shares, 7.00%, 5/5/20		200,000	213,500
Kaztemirtrans AO - Registered Shares(a), 6.37%, 10/6/20		200,000	203,610
Magyar Export-Import Bank, 4.00%, 1/30/20		200,000	203,503
NTPC Ltd., Series E, 4.75%, 10/3/22		250,000	270,584
Ooredoo International Finance Ltd. - Registered Shares, 3.38%, 10/14/16		500,000	504,854
Petroleos Mexicanos, 4.25%, 1/15/25		100,000	95,090
Petroleos Mexicanos, 5.50%, 1/21/21		50,000	52,563
PT Pertamina Tbk(b), 4.88%, 5/3/22		250,000	258,309
Republic of Azerbaijan, 6.88%, 3/24/26		200,000	206,195
Republic of South Africa, 5.50%, 3/9/20		100,000	106,562
Rzd Capital Ltd., Series E, 5.74%, 4/3/17		100,000	102,540
Sberbank of Russia Via SB Capital SA - Registered Shares, 4.95%, 2/7/17		400,000	407,968
Siam Commercial Bank Public Co. Ltd.(b), 3.50%, 4/7/19		500,000	517,100
State Bank of India(b), 3.25%, 4/18/18		300,000	306,328
TC Ziraat Bankasi As, 4.75%, 4/29/21		200,000	201,550
Telefonica Emisiones SAU, 5.46%, 2/16/21		250,000	284,573
Tencent Holding Ltd. - Registered Shares, 4.63%, 12/12/16		500,000	510,290
Turkiye Garanti Bankasi AS(b), 4.00%, 9/13/17		250,000	255,379
Vnesheconombank Via VEB Finance PLC - Registered Shares, 6.03%, 7/5/22		200,000	201,177
Woori Bank Co. Ltd.(b), 2.88%, 10/2/18		200,000	204,870

TOTAL YANKEE DOLLAR BONDS (Cost $9,325,542)			9,644,119

Corporate Bonds (3.7%)
United States — 3.7%
EMC Corp. (Mass), 2.65%, 6/1/20		100,000	93,708
Goldman Sachs Group, Inc., 3.50%, 1/23/25		250,000	253,279
Southern Copper Corp., 7.50%, 7/27/35		100,000	108,072

TOTAL CORPORATE BONDS (Cost $445,775)			455,059

Exchange Traded Funds (4.9%)
iShares iBoxx Investment Grade Bond ETF (Corp/Pref-High Yield)		4,200	505,386
Market Vectors J.P. Morgan EM ETF (Corp/Pref-High Yield)		5,000	94,750
Wisdomtree Emerging Markets Local Debt Fund (Corp/Pref-High Yield)		250	9,390

TOTAL EXCHANGE TRADED FUNDS (Cost $590,166)			609,526

U.S. Treasury Obligations (6.6%)
U.S. Treasury Note, 1.50%, 12/31/18		500,000	508,340
U.S. Treasury Note, 2.25%, 11/15/25		300,000	311,414

TOTAL U.S. TREASURY OBLIGATIONS (Cost $803,823)			819,754

TOTAL INVESTMENTS (Cost $11,458,103) — 95.7%			11,831,708

Other Net Assets (Liabilities) — 4.3%			527,672

NET ASSETS — 100.0%			12,359,380

(a)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2016.
(b)

Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The manager has deemed these securities to be liquid based on procedures approved by the Board of Trustees. At April 30, 2016, the restricted securities represent 14.1% of net assets.

ETF	Exchange Traded Fund

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Global Dynamic Bond Fund	April 30, 2016

The Global Dynamic Bond Fund invested in the following industries as of April 30, 2016:			The Global Dynamic Bond Fund invested in securities with exposure to the following countries as of April 30, 2016:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Banks	2,606,078	21.1%	Azerbaijan	206,195	1.7%
Capital Markets	253,279	2.0%	Bermuda	504,854	4.1%
Corp/Pref-High Yield	609,526	4.9%	Brazil	495,050	4.0%
Diversified Financial Services	415,010	3.3%	Canada	520,467	4.2%
Diversified Telecommunication Services	789,427	6.4%	Chile	419,563	3.4%
Electric Utilities	189,349	1.5%	China	1,225,334	9.9%
Energy Equipment & Services	206,195	1.7%	Croatia	274,693	2.2%
Food Products	168,492	1.4%	Hungary	425,479	3.4%
Independent Power and Renewable Electricity			India	1,535,219	12.3%
Producers	270,584	2.2%	Indonesia	258,309	2.1%
Internet Software & Services	1,023,138	8.3%	Kazakhstan	381,992	3.1%
Metals & Mining	527,635	4.3%	Luxembourg	108,485	0.9%
Oil, Gas & Consumable Fuels	1,802,121	14.5%	Mexico	202,785	1.6%
Road & Rail	102,540	0.8%	Netherlands	203,610	1.6%
Sovereign	2,774,626	22.5%	Russian Federation	801,120	6.5%
Technology Hardware, Storage & Peripherals	93,708	0.8%	SNAT	158,683	1.4%
Other Net Assets	527,672	4.3%	South Africa	295,911	2.4%
Total	12,359,380	100.0%	South Korea	416,270	3.4%
			Spain	284,573	2.3%
			Thailand	517,100	4.2%
			Turkey	711,677	5.8%
			United States	1,884,339	15.2%
			Other Net Assets	527,672	4.3%
			Total	12,359,380	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds	Schedule of Portfolio Investments
Global Growth Fund	April 30, 2016

		Shares	Value ($)
Common Stocks (94.7%)
3SBio, Inc.* (Biotechnology)		38,000	45,690
Adobe Systems, Inc.* (Software)		1,149	108,259
Alibaba Group Holding Ltd. ADR* (Internet Software & Services)		1,836	141,262
Alimentation Couche-Tard, Inc., Class B (Food & Staples Retailing)		2,849	124,906
Allergan PLC* (Pharmaceuticals)		518	112,178
Alphabet, Inc., Class A* (Internet Software & Services)		207	146,531
Amazon.com, Inc.* (Internet & Catalog Retail)		311	205,133
Anheuser-Busch InBev NV (Beverages)		1,302	161,498
ARM Holdings PLC (Semiconductors & Semiconductor Equipment)		7,053	96,842
Associated British Foods PLC (Food Products)		2,192	98,305
Broadcom Ltd. (Semiconductors & Semiconductor Equipment)		744	108,438
Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)		282	118,714
Cornerstone Ondemand, Inc.* (Internet Software & Services)		3,703	127,198
Delphi Automotive PLC (Auto Components)		1,930	142,106
Dexcom, Inc.* (Health Care Equipment & Supplies)		2,087	134,361
Dollarama, Inc. (Multiline Retail)		2,347	169,239
Don Quijote Holdings Co. Ltd. (Multiline Retail)		2,200	78,429
Facebook, Inc., Class A* (Internet Software & Services)		1,314	154,499
Fitbit, Inc., Class A* (Electronic Equipment, Instruments & Components)		5,684	103,733
Fresenius Medical Care AG & Co. KGaA (Health Care Providers & Services)		1,599	138,675
Hermes International (Textiles, Apparel & Luxury Goods)		346	123,018
Iconix Brand Group, Inc.* (Textiles, Apparel & Luxury Goods)		14,816	125,640
Illumina, Inc.* (Life Sciences Tools & Services)		979	132,155
KUKA AG (Machinery)		1,407	138,599
Mobileye NV* (Software)		4,654	177,550
Netflix, Inc.* (Internet & Catalog Retail)		1,237	111,367
NGK Insulators Ltd. (Machinery)		3,000	61,171
NVIDIA Corp. (Semiconductors & Semiconductor Equipment)		2,435	86,516
OMRON Corp. (Electronic Equipment, Instruments & Components)		2,300	72,619
Palo Alto Networks, Inc.* (Communications Equipment)		1,019	153,737
Pandora A/S (Textiles, Apparel & Luxury Goods)		851	110,526
Paypal Holdings, Inc.* (IT Services)		4,647	182,069
Ryanair Holdings PLC (Airlines)		6,287	94,581
Samsonite International SA (Textiles, Apparel & Luxury Goods)		17,700	57,162
Sony Corp. (Household Durables)		4,300	104,554
Splunk, Inc.* (Software)		2,545	132,289
Symrise AG (Chemicals)		1,926	127,586
Tencent Holdings Ltd. (Internet Software & Services)		7,200	146,108
Unilever NV (Personal Products)		2,902	127,468
WhiteWave Foods Co.* (Food Products)		2,597	104,425
Wirecard AG (IT Services)		2,751	118,788

TOTAL COMMON STOCKS (Cost $4,987,744)			5,003,924

TOTAL INVESTMENTS (Cost $4,987,744) — 94.7%			5,003,924

Other Net Assets (Liabilities) — 5.3%			278,797

NET ASSETS — 100.0%			5,282,721

*	Non-income producing security
ADR	American Depositary Receipt

The Global Growth Fund invested in the following industries as of April 30, 2016:			The Global Growth Fund invested in securities with exposure to the following countries as of April 30, 2016:

	Value ($)	% of Net Assets		Value ($)	% of Net Assets
Airlines	94,581	1.8%	Belgium	161,498	3.1%
Auto Components	142,106	2.7%	Canada	294,145	5.6%
Beverages	161,498	3.1%	China	333,060	6.3%
Biotechnology	45,690	0.9%	Denmark	110,526	2.1%
Chemicals	127,586	2.4%	France	123,018	2.3%
Communications Equipment	153,737	2.9%	Germany	523,648	9.8%
Electronic Equipment, Instruments &			Hong Kong	57,162	1.1%
Components	176,352	3.4%	Ireland (Republic of)	94,581	1.8%
Food & Staples Retailing	124,906	2.4%	Japan	316,773	6.0%
Food Products	202,730	3.9%	Netherlands	305,018	5.8%
Health Care Equipment & Supplies	134,361	2.5%	Singapore	108,438	2.1%
Health Care Providers & Services	138,675	2.6%	United Kingdom	337,253	6.4%
Hotels, Restaurants & Leisure	118,714	2.2%	United States	2,238,804	42.3%
Household Durables	104,554	1.9%	Other Net Assets	278,797	5.3%
Internet & Catalog Retail	316,500	6.0%	Total	5,282,721	100.0%
Internet Software & Services	715,598	13.5%
IT Services	300,857	5.6%
Life Sciences Tools & Services	132,155	2.5%
Machinery	199,770	3.8%
Multiline Retail	247,668	4.7%
Personal Products	127,468	2.4%
Pharmaceuticals	112,178	2.1%
Semiconductors & Semiconductor Equipment	291,796	5.5%
Software	418,098	8.0%
Textiles, Apparel & Luxury Goods	416,346	7.9%
Other Net Assets	278,797	5.3%
Total	5,282,721	100.0%

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Assets and Liabilities	April 30, 2016

	Emerging Markets Fund	Asia Fund	Emerging Markets Great Consumer Fund
Assets:
Investments, at value (Cost $6,082,184, $25,610,717 and $168,550,182)	$6,376,965	$25,218,731	$169,586,964
Foreign currency, at value (Cost $6,418, $59,300 and $935,308)	6,442	58,582	955,702
Cash	203,515	128,427	10,361,457
Dividends and interest receivable	4,290	11,928	168,117
Receivable for investments sold	38,680	108,793	4,345,843
Receivable for capital shares issued	4,000	9,834	224,342
Reclaims receivable	460	918	9,667
Receivable from Manager	28,801	3,073	—
Prepaid expenses	12,372	21,871	26,274
Total Assets	6,675,525	25,562,157	185,678,366
Liabilities:
Payable for investments purchased	124,417	—	6,026,744
Payable for capital shares redeemed	9	10,000	230,968
Payable to Manager	—	—	88,016
Accrued foreign taxes	2,672	5,878	300,680
Accrued expenses:
Administration	1,530	1,530	1,530
Distribution	1,220	344	21,222
Fund accounting	13,210	20,880	20,827
Transfer agent	17,059	18,640	42,104
Custodian	4,727	7,394	18,909
Compliance services	399	909	5,735
Legal and audit fees	6,778	14,123	83,438
Other	1,449	3,090	20,054
Total Liabilities	173,470	82,788	6,860,227
Net Assets	$6,502,055	$25,479,369	$178,818,139
Net Assets consist of:
Capital	$7,787,502	$28,921,548	$208,658,755
Accumulated net investment income (loss)	(34,417)	(64,841)	(844,696)
Accumulated net realized gains (losses) on investments and foreign currency	(1,543,568)	(2,978,612)	(29,779,688)
Net unrealized appreciation (depreciation) on investments and foreign currency	292,538	(398,726)	783,768
Net Assets	$6,502,055	$25,479,369	$178,818,139
Net Assets:
Class A	$437,756	$499,190	$20,969,889
Class C	1,355,263	292,348	20,246,213
Class I	4,709,036	24,687,831	137,602,037
Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value):
Class A	49,393	53,394	2,009,279
Class C	159,855	32,814	2,023,928
Class I	525,204	2,594,609	13,016,466
Net Asset Value (redemption price per share):
Class A	$8.87(b)	$9.35	$10.44
Class C (a)	$8.49(b)	$8.91	$10.00
Class I	$8.98(b)	$9.52	$10.57
Maximum Sales Charge:
Class A	5.75%	5.75%	5.75%
Maximum Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent per share):
Class A	$9.41	$9.92	$11.08

Amounts shown as “—“ are either $0 or round to $0.

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge
(b) Difference in net asset value calculation and the net asset value stated is caused by rounding differences.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Assets and Liabilities	April 30, 2016

	Asia Great Consumer Fund	Global Great Consumer Fund	Global Dynamic Bond Fund
Assets:
Investments, at value (Cost $95,870,882, $16,513,306 and $11,458,103)	$88,476,066	$18,401,278	$11,831,708
Foreign currency, at value (Cost $438,291, $21,806 and $—)	438,694	12,795	—
Cash	1,382,143	568,561	470,668
Segregated cash	—	—	22,504
Dividends and interest receivable	56,700	23,121	129,760
Receivable for investments sold	969,918	416,986	103,500
Receivable for capital shares issued	57,094	3,876	16,600
Reclaims receivable	12,292	23,865	—
Receivable from Manager	—	2,985	13,321
Prepaid expenses	21,627	11,761	1,371
Total Assets	91,414,534	19,465,228	12,589,432
Liabilities:
Payable for investments purchased	111,553	388,648	199,402
Payable for capital shares redeemed	4,230,207	18,884	—
Payable to Manager	37,479	—	—
Accrued foreign taxes	147,178	—	136
Accrued expenses:
Administration	1,530	1,530	1,530
Distribution	8,062	956	586
Fund accounting	19,702	2,269	1,561
Transfer agent	29,327	17,987	17,135
Custodian	9,445	1,370	769
Compliance services	3,213	735	479
Legal and audit fees	47,202	10,566	6,890
Other	11,040	3,082	1,564
Total Liabilities	4,655,938	446,027	230,052
Net Assets	$86,758,596	$19,019,201	$12,359,380
Net Assets consist of:
Capital	$102,267,143	$18,286,926	$12,179,993
Accumulated net investment income (loss)	(382,582)	—	30,963
Accumulated net realized gains (losses) on investments and foreign currency	(7,604,508)	(1,146,795)	(225,173)
Net unrealized appreciation (depreciation) on investments and foreign currency	(7,521,457)	1,879,070	373,597
Net Assets	$86,758,596	$19,019,201	$12,359,380
Net Assets:
Class A	$9,599,085	$1,015,656	$577,015
Class C	7,133,345	895,612	572,455
Class I	70,026,166	17,107,933	11,209,910
Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value):
Class A	851,907	83,012	56,483
Class C	660,885	75,801	56,224
Class I	6,138,157	1,385,283	1,096,301
Net Asset Value (redemption price per share):
Class A	$11.27	$12.24	$10.22
Class C (a)	$10.79	$11.82	$10.18
Class I	$11.41	$12.35	$10.23
Maximum Sales Charge:
Class A	5.75%	5.75%	4.50%
Maximum Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent per share):
Class A	$11.96	$12.99	$10.70

Amounts shown as “—“ are either $0 or round to $0.

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Assets and Liabilities	April 30, 2016

Global Growth Fund
Assets:
Investments, at value (Cost $4,987,744)	$5,003,924
Cash	446,242
Dividends and interest receivable	7,064
Reclaims receivable	592
Receivable from Manager	11,226
Prepaid expenses	499
Total Assets	5,469,547
Liabilities:
Payable for investments purchased	162,999
Accrued expenses:
Administration	1,530
Fund accounting	2,253
Transfer agent	14,804
Custodian	954
Compliance services	198
Legal and audit fees	2,853
Other	1,235
Total Liabilities	186,826
Net Assets	$5,282,721
Net Assets consist of:
Capital	$5,400,001
Accumulated net investment income (loss)	(8,899)
Accumulated net realized gains (losses) on investments and foreign currency	(124,720)
Net unrealized appreciation (depreciation) on investments and foreign currency	16,339
Net Assets	$5,282,721
Net Assets:
Class I	$5,282,721
Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value):
Class I	540,000
Net Asset Value (redemption price per share):
Class I	$9.78

Amounts shown as “—“ are either $0 or round to $0.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Operations	For the year ended April 30, 2016

	Emerging Markets Fund	Asia Fund	Emerging Markets Great Consumer Fund
Investment Income:
Dividend income	$142,926	$323,283	$2,227,441
Foreign tax withholding	(12,968)	(33,511)	(180,638)
Total Investment Income	129,958	289,772	2,046,803
Expenses:
Manager fees	106,653	264,137	2,142,454
Administration fees	70,129	70,129	70,129
Distribution fees - Class A	1,781	1,382	52,896
Distribution fees - Class C	10,105	3,312	222,602
Fund accounting fees	61,244	67,945	72,886
Transfer agent fees	5,574	10,390	170,778
Class A	17,396	17,396	17,396
Class C	17,396	17,396	17,396
Class I	17,396	17,396	17,396
Custodian fees	28,603	39,864	134,955
Compliance service fees	3,575	8,853	65,814
Trustee fees	6,477	16,373	123,676
Legal and audit fees	16,962	36,533	253,081
State registration and filing fees	36,307	36,405	55,304
Line of credit fees	815	—	5,002
Other fees	9,031	17,182	126,149
Total Expenses before fee reductions	409,444	624,693	3,547,914
Waivers and/or reimbursements from the Manager	(250,725)	(237,924)	(321,529)
Total Net Expenses	158,719	386,769	3,226,385
Net Investment Income (Loss)	(28,761)	(96,997)	(1,179,582)
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions:
Net realized gains (losses) on investments	(781,394)	(2,821,210)	(24,757,610)
Net realized gains (losses) on foreign currency transactions	(17,701)	(81,714)	(613,720)
Foreign taxes on realized gains	(6,731)	(8,466)	(90,040)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(734,082)	(2,156,965)	(25,042,687)
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	(1,539,908)	(5,068,355)	(50,504,057)
Change in Net Assets Resulting From Operations	$(1,568,669)	$(5,165,352)	$(51,683,639)

Amounts shown as “—“ are either $0 or round to $0.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Operations	For the year ended April 30, 2016

	Asia Great Consumer Fund	Global Great Consumer Fund	Global Dynamic Bond Fund
Investment Income:
Dividend income	$895,336	$300,013	$92,948
Interest income	—	—	371,139
Foreign tax withholding	(74,914)	(20,831)	609
Total Investment Income	820,422	279,182	464,696
Expenses:
Manager fees	1,125,733	162,400	77,597
Administration fees	70,129	70,129	70,129
Distribution fees - Class A	30,849	2,576	1,419
Distribution fees - Class C	77,401	9,221	5,776
Fund accounting fees	65,928	46,499	38,823
Transfer agent fees	79,458	5,881	3,229
Class A	17,396	17,396	17,396
Class C	17,396	17,396	17,396
Class I	17,396	17,396	17,396
Custodian fees	75,337	7,225	3,867
Compliance service fees	36,869	5,213	3,974
Trustee fees	70,297	9,843	7,285
Legal and audit fees	142,879	21,335	15,262
State registration and filing fees	53,707	14,726	983
Line of credit fees	1,209	—	—
Other fees	65,540	12,112	9,285
Total Expenses before fee reductions	1,947,524	419,348	289,817
Waivers and/or reimbursements from the Manager	(211,610)	(193,012)	(175,384)
Total Net Expenses	1,735,914	226,336	114,433
Net Investment Income (Loss)	(915,492)	52,846	350,263
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions:
Net realized gains (losses) on investments	(7,590,923)	(943,391)	(134,992)
Net realized gains (losses) on foreign currency transactions	(21,659)	(25,609)	1,012
Foreign taxes on realized gains	(72,194)	6	—
Net realized gains (losses) on futures contracts	—	—	(20,742)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(21,524,187)	(318,614)	(57,736)
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	(29,208,963)	(1,287,608)	(212,458)
Change in Net Assets Resulting From Operations	$(30,124,455)	$(1,234,762)	$137,805

Amounts shown as “—“ are either $0 or round to $0.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Operations	For the year ended April 30, 2016

Global Growth Fund(a)
Investment Income:
Dividend income	$12,178
Interest income	(26)
Foreign tax withholding	(1,428)
Total Investment Income	10,724
Expenses:
Manager fees	15,690
Administration fees	22,569
Fund accounting fees	15,441
Transfer agent fees	1,467
Class A	5,609
Class C	5,609
Class I	5,609
Custodian fees	2,027
Compliance service fees	636
Trustee fees	946
Legal and audit fees	2,639
State registration and filing fees	776
Other fees	8,142
Total Expenses before fee reductions	87,160
Waivers and/or reimbursements from the Manager	(67,345)
Total Net Expenses	19,815
Net Investment Income (Loss)	(9,091)
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions:
Net realized gains (losses) on investments	(124,720)
Net realized gains (losses) on foreign currency transactions	193
Foreign taxes on realized gains	—
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	16,339
Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Transactions	(108,188)
Change in Net Assets Resulting From Operations	$(117,279)

Amounts shown as “—“ are either $0 or round to $0.

(a) For the period January 4, 2016 (commencement of operations) through April 30, 2016.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Changes in Net Assets	For the Periods Indicated

	Emerging Markets Fund		Asia Fund
	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2016	Year Ended April 30, 2015
From Investment Activities:
Operations:
Net investment income (loss)	$(28,761)	$58,332	$(96,997)	$(30,094)
Net realized gains (losses) on investments	(781,394)	1,403,086	(2,821,210)	2,603,947
Net realized gains (losses) on foreign currency transactions	(17,701)	(46,204)	(81,714)	(76,828)
Foreign taxes on realized gains	(6,731)	—	(8,466)	—
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(734,082)	(153,770)	(2,156,965)	124,227
Change in net assets resulting from operations	(1,568,669)	1,261,444	(5,165,352)	2,621,252
Distributions to Shareholders From:
Net realized gains on investments
Class A	—	—	(29,474)	(74,772)
Class C	—	—	(15,144)	(42,604)
Class I	—	—	(1,377,241)	(1,547,205)
Change in net assets from distributions	—	—	(1,421,859)	(1,664,581)
Change in net assets from capital transactions	(2,891,777)	(6,657,549)	1,918,505	16,366,907
Change in net assets	(4,460,446)	(5,396,105)	(4,668,706)	17,323,578
Net Assets:
Beginning of period	10,962,501	16,358,606	30,148,075	12,824,497
End of period	$6,502,055	$10,962,501	$25,479,369	$30,148,075
Accumulated net investment income (loss)	$(34,417)	$(54,206)	$(64,841)	$—
Capital Transactions:
Class A
Proceeds from shares issued	$1,571,083	$193,793	$242,106	$387,748
Dividends reinvested	—	—	27,926	72,810
Cost of shares redeemed	(1,514,987)	(1,159,242)	(176,716)	(1,804,968)
Redemption Fees	—	—	—	4
Class C
Proceeds from shares issued	830,129	489,927	51,227	177,765
Dividends reinvested	—	—	14,321	40,893
Cost of shares redeemed	(121,015)	(630,440)	(158,267)	(366,967)
Redemption Fees	—	359	—	—
Class I
Proceeds from shares issued	2,370,298	3,350,743	3,185,350	18,216,919
Dividends reinvested	—	—	1,319,212	1,483,379
Cost of shares redeemed	(6,027,285)	(8,902,689)	(2,586,654)	(1,840,676)
Change in net assets resulting from capital transactions	$(2,891,777)	$(6,657,549)	$1,918,505	$16,366,907
Share Transactions:
Class A
Issued	184,256	19,059	21,472	31,305
Reinvested	—	—	2,888	6,767
Redeemed	(173,327)	(114,951)	(17,429)	(147,365)
Class C
Issued	98,231	50,055	5,369	15,448
Reinvested	—	—	1,550	3,940
Redeemed	(13,736)	(65,252)	(15,657)	(30,403)
Class I
Issued	265,594	329,740	302,361	1,510,552
Reinvested	—	—	134,203	136,090
Redeemed	(667,910)	(885,283)	(253,518)	(145,553)
Change in shares	(306,892)	(666,632)	181,239	1,380,781

Amounts shown as “—“ are either $0 or round to $0.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Changes in Net Assets	For the Periods Indicated

	Emerging Markets Great Consumer Fund		Asia Great Consumer Fund
	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2016	Year Ended April 30, 2015
From Investment Activities:
Operations:
Net investment income (loss)	$(1,179,582)	$(673,822)	$(915,492)	$(512,701)
Net realized gains (losses) on investments	(24,757,610)	(2,878,791)	(7,590,923)	2,068,332
Net realized gains (losses) on foreign currency transactions	(613,720)	(410,768)	(21,659)	(75,697)
Foreign taxes on realized gains	(90,040)	—	(72,194)	—
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(25,042,687)	20,076,946	(21,524,187)	11,118,525
Change in net assets resulting from operations	(51,683,639)	16,113,565	(30,124,455)	12,598,459
Distributions to Shareholders From:
Net realized gains on investments
Class A	—	(112,785)	(120,569)	(28,978)
Class C	—	(84,246)	(92,080)	(29,549)
Class I	—	(529,721)	(953,820)	(503,456)
Change in net assets from distributions	—	(726,752)	(1,166,469)	(561,983)
Change in net assets from capital transactions	12,649,568	91,743,015	(375,759)	84,883,057
Change in net assets	(39,034,071)	107,129,828	(31,666,683)	96,919,533
Net Assets:
Beginning of period	217,852,210	110,722,382	118,425,279	21,505,746
End of period	$178,818,139	$217,852,210	$86,758,596	$118,425,279
Accumulated net investment income (loss)	$(844,696)	$(657,791)	$(382,582)	$(428,781)
Capital Transactions:
Class A
Proceeds from shares issued	$12,515,918	$13,969,900	$10,184,264	$11,825,177
Dividends reinvested	—	111,569	115,050	29,011
Cost of shares redeemed	(10,046,554)	(33,290,485)	(9,451,450)	(2,483,929)
Redemption Fees	—	3,154	—	189
Class C
Proceeds from shares issued	6,921,591	12,230,395	4,466,374	5,212,456
Dividends reinvested	—	83,439	90,631	29,491
Cost of shares redeemed	(4,935,378)	(3,161,901)	(1,966,569)	(861,258)
Redemption Fees	—	499	—	—
Class I
Proceeds from shares issued	117,255,288	134,120,573	57,656,495	87,489,156
Dividends reinvested	—	508,638	913,965	467,435
Cost of shares redeemed	(109,061,297)	(32,832,766)	(62,384,519)	(16,824,671)
Change in net assets resulting from capital transactions	$12,649,568	$91,743,015	$(375,759)	$84,883,057
Share Transactions:
Class A
Issued	1,153,790	1,120,596	779,994	861,780
Reinvested	—	9,455	9,733	2,330
Redeemed	(960,542)	(2,629,680)	(779,772)	(191,250)
Class C
Issued	617,201	1,005,500	352,692	403,410
Reinvested	—	7,300	7,985	2,446
Redeemed	(487,622)	(264,731)	(176,275)	(68,374)
Class I
Issued	10,477,321	10,539,896	4,436,779	6,482,095
Reinvested	—	42,707	76,482	37,216
Redeemed	(10,373,162)	(2,618,225)	(5,259,527)	(1,221,831)
Change in shares	426,986	7,212,818	(551,909)	6,307,822

Amounts shown as “—“ are either $0 or round to $0.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Changes in Net Assets	For the Periods Indicated

	Global Great Consumer Fund		Global Dynamic Bond Fund
	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2016	Year Ended April 30, 2015
From Investment Activities:
Operations:
Net investment income (loss)	$52,846	$13,930	$350,263	$307,630
Net realized gains (losses) on investments	(943,391)	987,963	(134,992)	(2,101)
Net realized gains (losses) on foreign currency transactions	(25,609)	(21,513)	1,012	(3,772)
Foreign taxes on realized gains	6	—	—	—
Net realized gains (losses) on futures contracts	—	—	(20,742)	(3,885)
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	(318,614)	63,198	(57,736)	205,126
Change in net assets resulting from operations	(1,234,762)	1,043,578	137,805	502,998
Distributions to Shareholders From:
Net investment income
Class A	—	—	(13,305)	(11,045)
Class C	—	—	(9,014)	(8,293)
Class I	(4,061)	—	(283,148)	(249,598)
Net realized gains on investments
Class A	(30,590)	(111,572)	—	—
Class C	(28,953)	(88,646)	—	—
Class I	(526,277)	(1,209,672)	—	—
Return of Capital
Class A	—	—	—	(494)
Class C	—	—	—	(370)
Class I	—	—	—	(11,154)
Change in net assets from distributions	(589,881)	(1,409,890)	(305,467)	(280,954)
Change in net assets from capital transactions	6,496,593	(86,564)	471,576	(1,230,281)
Change in net assets	4,671,950	(452,876)	303,914	(1,008,237)
Net Assets:
Beginning of period	14,347,251	14,800,127	12,055,466	13,063,703
End of period	$19,019,201	$14,347,251	$12,359,380	$12,055,466
Accumulated net investment income (loss)	$—	$(7,583)	$30,963	$—
Capital Transactions:
Class A
Proceeds from shares issued	$127,826	$267,180	$3,500	$—
Dividends reinvested	29,268	111,572	13,089	11,429
Cost of shares redeemed	(128,036)	(246,391)	(5,089)	—
Class C
Proceeds from shares issued	161,423	52,801	—	59,353
Dividends reinvested	28,811	88,116	8,939	8,568
Cost of shares redeemed	(89,804)	(2,278)	(44,898)	(28,253)
Class I
Proceeds from shares issued	6,620,229	1,159,377	831,004	34,468
Dividends reinvested	424,503	830,908	221,953	206,408
Cost of shares redeemed	(677,627)	(2,347,849)	(556,922)	(1,522,254)
Change in net assets resulting from capital transactions	$6,496,593	$(86,564)	$471,576	$(1,230,281)
Share Transactions:
Class A
Issued	9,876	19,596	350	—
Reinvested	2,297	8,589	1,297	1,110
Redeemed	(9,396)	(18,461)	(499)	—
Class C
Issued	12,341	3,881	—	5,796
Reinvested	2,335	6,944	888	834
Redeemed	(7,484)	(172)	(4,483)	(2,745)
Class I
Issued	506,759	83,182	82,052	3,343
Reinvested	33,035	63,573	21,965	20,024
Redeemed	(54,942)	(169,425)	(55,529)	(148,296)
Change in shares	494,821	(2,293)	46,041	(119,934)

Amounts shown as “—“ are either $0 or round to $0.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Statements of Changes in Net Assets	For the Periods Indicated

Global Growth Fund
For the period Jan. 4, 2016(a) through Apr. 30, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$(9,091)
Net realized gains (losses) on investments	(124,720)
Net realized gains (losses) on foreign currency transactions	193
Foreign taxes on realized gains	—
Net realized gains (losses) on futures contracts	—
Change in unrealized appreciation/depreciation on investments and foreign currency transactions	16,339
Change in net assets resulting from operations	(117,279)
Distributions to Shareholders From:
Change in net assets from distributions	—
Change in net assets from capital transactions	5,400,000
Change in net assets	5,282,721
Net Assets:
Beginning of period	—
End of period	$5,282,721
Accumulated net investment income (loss)	$(8,899)
Capital Transactions:
Class I
Proceeds from shares issued	$5,400,000
Change in net assets resulting from capital transactions	$5,400,000
Share Transactions:
Class I
Issued	540,000
Change in shares	540,000

Amounts shown as “—“ are either $0 or round to $0.

(a) Commencement of operations.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Financial Highlights FOR THE PERIODS INDICATED	Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From								Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income Loss		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income		Net Realized Gains From Investments		Total Distributions		Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Gross Expenses to Average Net Assets(b)	Net Assets at End of Period (000's)	Portfolio Turnover(a),(c)

Emerging Markets Fund
Class A
Year Ended April 30, 2016	$10.46	(0.05)	(d)	(1.54)	(1.59)	—		—		—		$8.87	(15.20)%	1.70%		(0.56)%	6.15%	$438	105%
Year Ended April 30, 2015	$9.52	0.06	(d)	0.88	0.94	—		—		—		$10.46	9.87%	1.73%	(f)	0.56%	5.71%	$402	99%
Year Ended April 30, 2014	$9.62	(0.02)		(0.08)	(0.10)	—		—		—		$9.52	(1.04)%	1.78%	(g)	(0.15)%	4.45%	$1,279	77%
Year Ended April 30, 2013	$9.35	0.03		0.24	0.27	—		—		—		$9.62	2.89%	1.85%		0.32%	5.30%	$1,247	165%
Year Ended April 30, 2012	$11.36	(0.01)	(d)	(1.64)	(1.65)	—		(0.36)		(0.36)		$9.35	(14.00)%	1.85%		(0.13)%	6.82%	$1,136	262%

Class C
Year Ended April 30, 2016	$10.10	(0.11)	(d)	(1.50)	(1.61)	—		—		—		$8.49	(15.94)%	2.45%		(1.30)%	6.30%	$1,355	105%
Year Ended April 30, 2015	$9.26	(0.05)	(d)	0.89	0.84	—		—		—		$10.10	9.07%	2.47%	(f)	(0.53)%	6.08%	$761	99%
Year Ended April 30, 2014	$9.43	(0.07)		(0.10)	(0.17)	—		—		—		$9.26	(1.80)%	2.53%	(g)	(0.90)%	6.53%	$839	77%
Year Ended April 30, 2013	$9.23	(0.05)		0.25	0.20	—		—		—		$9.43	2.17%	2.60%		(0.32)%	7.39%	$545	165%
Year Ended April 30, 2012	$11.31	(0.08)	(d)	(1.64)	(1.72)	—		(0.36)		(0.36)		$9.23	(14.70)%	2.60%		(0.88)%	7.32%	$797	262%

Class I
Year Ended April 30, 2016	$10.57	(0.01)	(d)	(1.58)	(1.59)	—		—		—		$8.98	(15.04)%	1.45%		(0.14)%	3.59%	$4,709	105%
Year Ended April 30, 2015	$9.60	0.05	(d)	0.92	0.97	—		—		—		$10.57	10.10%	1.47%	(f)	0.43%	2.85%	$9,800	99%
Year Ended April 30, 2014	$9.69	0.02		(0.10)	(0.08)	(0.01)		—		(0.01)		$9.60	(0.83)%	1.53%	(g)	0.14%	3.09%	$14,240	77%
Year Ended April 30, 2013	$9.39	0.06		0.24	0.30	—		—		—		$9.69	3.19%	1.60%		0.59%	3.60%	$14,243	165%
Year Ended April 30, 2012	$11.39	0.01	(d)	(1.65)	(1.64)	—	(e)	(0.36)		(0.36)		$9.39	(13.85)%	1.60%		0.15%	4.31%	$16,484	262%

Asia Fund
Class A
Year Ended April 30, 2016	$11.90	(0.06)	(d)	(1.94)	(1.99)	—		(0.56)		(0.56)		$9.35	(16.86)%	1.70%		(0.58)%	5.55%	$499	95%
Year Ended April 30, 2015	$11.38	0.06	(d)	1.98	2.04	—		(1.52)		(1.52)		$11.90	19.30%	1.70%		0.48%	5.42%	$553	100%
Year Ended April 30, 2014	$10.68	(0.03)		0.87	0.84	—		(0.14)		(0.14)		$11.38	7.90%	1.73%	(g)	(0.36)%	4.60%	$1,772	88%
Year Ended April 30, 2013	$9.59	—	(e)	1.09	1.09	—		—		—		$10.68	11.37%	1.80%		(0.29)%	5.42%	$1,552	173%
Year Ended April 30, 2012	$11.04	(0.07)	(d)	(1.38)	(1.45)	—		—	(e)	—	(e)	$9.59	(13.12)%	1.80%		(0.75)%	8.38%	$828	322%

Class C
Year Ended April 30, 2016	$11.46	(0.12)	(d)	(1.87)	(1.99)	—		(0.56)		(0.56)		$8.91	(17.51)%	2.45%		(1.25)%	8.41%	$292	95%
Year Ended April 30, 2015	$11.08	(0.10)	(d)	2.00	1.90	—		(1.52)		(1.52)		$11.46	18.54%	2.45%		(0.83)%	7.39%	$476	100%
Year Ended April 30, 2014	$10.49	(0.13)		0.86	0.73	—		(0.14)		(0.14)		$11.08	6.99%	2.48%	(g)	(1.11)%	7.22%	$583	88%
Year Ended April 30, 2013	$9.49	(0.09)		1.09	1.00	—		—		—		$10.49	10.54%	2.55%		(0.91)%	8.03%	$592	173%
Year Ended April 30, 2012	$11.00	(0.14)	(d)	(1.37)	(1.51)	—		—	(e)	—	(e)	$9.49	(13.71)%	2.55%		(1.47)%	9.43%	$536	322%

Class I
Year Ended April 30, 2016	$12.07	(0.04)	(d)	(1.96)	(1.99)	—		(0.56)		(0.56)		$9.52	(16.61)%	1.45%		(0.35)%	2.22%	$24,688	95%
Year Ended April 30, 2015	$11.50	(0.03)	(d)	2.12	2.09	—		(1.52)		(1.52)		$12.07	19.55%	1.45%		(0.22)%	2.82%	$29,119	100%
Year Ended April 30, 2014	$10.77	(0.01)		0.88	0.87	—		(0.14)		(0.14)		$11.50	8.12%	1.48%	(g)	(0.11)%	3.46%	$10,470	88%
Year Ended April 30, 2013	$9.64	(0.01)		1.14	1.13	—		—		—		$10.77	11.72%	1.55%		0.13%	3.96%	$9,685	173%
Year Ended April 30, 2012	$11.07	(0.04)	(d)	(1.39)	(1.43)	—		—	(e)	—	(e)	$9.64	(12.91)%	1.55%		(0.47)%	4.90%	$11,607	322%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Calculated using the average shares method.
(e)	Amount is less than $0.005.
(f)	The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2014 and the higher limit in effect prior to that date.
(g)	The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2013 and the higher limit in effect prior to that date.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Financial Highlights FOR THE PERIODS INDICATED	Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities					Distributions to Shareholders From					Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income Loss		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income	Net Realized Gains From Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Gross Expenses to Average Net Assets(b)	Net Assets at End of Period (000's)	Portfolio Turnover(a),(c)

Emerging Markets Great Consumer Fund
Class A
Year Ended April 30, 2016	$13.05	(0.07)	(d)	(2.54)	(2.61)		—	—	—	$10.44	(20.00)%	1.70%		(0.68)%	1.92%	$20,970	68%
Year Ended April 30, 2015	$11.76	(0.05)	(d)	1.40	1.35		—	(0.06)	(0.06)	$13.05	11.53%	1.77%	(f)	(0.39)%	2.10%	$23,701	63%
Year Ended April 30, 2014	$12.11	(0.03)		(0.32)	(0.35)		—	—	—	$11.76	(2.89)%	1.85%		(0.51)%	2.53%	$38,988	29%
Year Ended April 30, 2013	$10.71	(0.05)	(d)	1.45	1.40		—	—	—	$12.11	13.07%	1.85%		(0.47)%	3.67%	$14,799	56%
Year Ended April 30, 2012	$11.95	(0.04)	(d)	(0.84)	(0.88)		—	(0.36)	(0.36)	$10.71	(6.61)%	1.85%		(0.43)%	6.84%	$1,965	110%

Class C
Year Ended April 30, 2016	$12.60	(0.15)	(d)	(2.45)	(2.60)		—	—	—	$10.00	(20.63)%	2.45%		(1.44)%	2.67%	$20,246	68%
Year Ended April 30, 2015	$11.44	(0.15)	(d)	1.37	1.22		—	(0.06)	(0.06)	$12.60	10.71%	2.49%	(f)	(1.28)%	2.80%	$23,875	63%
Year Ended April 30, 2014	$11.87	(0.08)		(0.35)	(0.43)		—	—	—	$11.44	(3.62)%	2.60%		(1.17)%	3.43%	$13,112	29%
Year Ended April 30, 2013	$10.58	(0.13)	(d)	1.42	1.29		—	—	—	$11.87	12.19%	2.60%		(1.19)%	5.06%	$5,441	56%
Year Ended April 30, 2012	$11.91	(0.12)	(d)	(0.85)	(0.97)		—	(0.36)	(0.36)	$10.58	(7.40)%	2.60%		(1.18)%	8.20%	$846	110%

Class I
Year Ended April 30, 2016	$13.19	(0.05)	(d)	(2.57)	(2.62)		—	—	—	$10.57	(19.86)%	1.45%		(0.45)%	1.59%	$137,602	68%
Year Ended April 30, 2015	$11.85	(0.04)	(d)	1.44	1.40		—	(0.06)	(0.06)	$13.19	11.86%	1.48%	(f)	(0.33)%	1.69%	$170,275	63%
Year Ended April 30, 2014	$12.18	0.02		(0.35)	(0.33)		—	—	—	$11.85	(2.71)%	1.60%		(0.05)%	2.30%	$58,622	29%
Year Ended April 30, 2013	$10.75	(0.02)	(d)	1.45	1.43		—	—	—	$12.18	13.30%	1.60%		(0.15)%	3.36%	$23,229	56%
Year Ended April 30, 2012	$11.96	(0.02)	(d)	(0.83)	(0.85)		—	(0.36)	(0.36)	$10.75	(6.35)%	1.60%		(0.20)%	4.24%	$14,512	110%

Asia Great Consumer Fund
Class A
Year Ended April 30, 2016	$14.35	(0.12)	(d)	(2.83)	(2.95)		—	(0.13)	(0.13)	$11.27	(20.60)%	1.70%		(0.97)%	1.98%	$9,599	57%
Year Ended April 30, 2015	$11.30	(0.15)	(d)	3.35	3.20		—	(0.15)	(0.15)	$14.35	28.48%	1.72%	(f)	(1.15)%	2.81%	$12,079	33%
Year Ended April 30, 2014	$11.21	(0.07)	(d)	0.16	0.09		—	—	—	$11.30	0.80%	1.80%		(0.65)%	3.85%	$1,910	35%
Year Ended April 30, 2013	$9.56	(0.08)	(d)	1.73	1.65		—	—	—	$11.21	17.26%	1.80%		(0.85)%	5.38%	$1,714	77%
Year Ended April 30, 2012	$10.24	(0.09)		(0.59)	(0.68)		—	—	—	$9.56	(6.64)%	1.80%		(0.81)%	7.38%	$478	205%

Class C
Year Ended April 30, 2016	$13.85	(0.20)	(d)	(2.73)	(2.93)		—	(0.13)	(0.13)	$10.79	(21.20)%	2.45%		(1.76)%	2.83%	$7,133	57%
Year Ended April 30, 2015	$10.99	(0.24)	(d)	3.25	3.01		—	(0.15)	(0.15)	$13.85	27.55%	2.47%	(f)	(1.92)%	3.54%	$6,601	33%
Year Ended April 30, 2014	$10.99	(0.13)	(d)	0.13	—	(e)	—	—	—	$10.99	0.00%	2.55%		(1.18)%	5.61%	$1,528	35%
Year Ended April 30, 2013	$9.46	(0.15)	(d)	1.68	1.53		—	—	—	$10.99	16.17%	2.55%		(1.59)%	8.15%	$578	77%
Year Ended April 30, 2012	$10.20	(0.14)		(0.60)	(0.74)		—	—	—	$9.46	(7.25)%	2.55%		(1.57)%	9.21%	$445	205%

Class I
Year Ended April 30, 2016	$14.49	(0.09)	(d)	(2.86)	(2.95)		—	(0.13)	(0.13)	$11.41	(20.40)%	1.45%		(0.72)%	1.61%	$70,026	57%
Year Ended April 30, 2015	$11.38	(0.13)	(d)	3.39	3.26		—	(0.15)	(0.15)	$14.49	28.81%	1.47%	(f)	(0.98)%	1.88%	$99,745	33%
Year Ended April 30, 2014	$11.27	(0.01)	(d)	0.12	0.11		—	—	—	$11.38	0.98%	1.55%		(0.13)%	2.98%	$18,067	35%
Year Ended April 30, 2013	$9.60	(0.06)	(d)	1.73	1.67		—	—	—	$11.27	17.40%	1.55%		(0.61)%	3.57%	$13,438	77%
Year Ended April 30, 2012	$10.25	(0.06)		(0.59)	(0.65)		—	—	—	$9.60	(6.34)%	1.55%		(0.57)%	4.20%	$14,056	205%

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Calculated using the average shares method.
(e)	Amount is less than $0.005.
(f)	The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2014 and the higher limit in effect prior to that date.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Financial Highlights FOR THE PERIODS INDICATED	Selected data for a share of beneficial interest outstanding throughout the periods indicated

		Investment Activities				Distributions to Shareholders From							Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income Loss		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income		Net Realized Gains From Investments	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)(a)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Ratio of Gross Expenses to Average Net Assets(b)	Net Assets at End of Period (000's)	Portfolio Turnover(a),(c)

Global Great Consumer Fund
Class A
Year Ended April 30, 2016	$13.62	0.02	(d)	(1.01)	(0.99)	—		(0.39)	—	(0.39)	$12.24	(7.35)%	1.52%	(e)	0.14%	4.02%	$1,016	45%
Year Ended April 30, 2015	$14.04	(0.01)	(d)	1.06	1.05	—		(1.47)	—	(1.47)	$13.62	8.02%	1.68%	(h)	(0.10)%	4.17%	$1,093	53%
Year Ended April 30, 2014	$11.58	(0.11)	(d)	2.65	2.54	—		(0.08)	—	(0.08)	$14.04	21.92%	1.75%		(0.82)%	4.97%	$990	38%
Year Ended April 30, 2013	$11.56	(0.02)		0.19	0.17	—	(f)	(0.15)	—	(0.15)	$11.58	1.63%	1.78%	(i)	(0.27)%	6.70%	$677	108%
January 31, 2012(g) through April 30, 2012	$10.00	(0.01)		1.57	1.56	—		—	—	—	$11.56	15.60%	1.85%		(0.52)%	8.13%	$578	26%

Class C
Year Ended April 30, 2016	$13.26	(0.08)	(d)	(0.97)	(1.05)	—		(0.39)	—	(0.39)	$11.82	(8.02)%	2.25%	(e)	(0.63)%	4.97%	$896	45%
Year Ended April 30, 2015	$13.81	(0.11)	(d)	1.03	0.92	—		(1.47)	—	(1.47)	$13.26	7.18%	2.43%	(h)	(0.84)%	5.32%	$910	53%
Year Ended April 30, 2014	$11.47	(0.19)	(d)	2.61	2.42	—		(0.08)	—	(0.08)	$13.81	21.08%	2.50%		(1.53)%	6.40%	$800	38%
Year Ended April 30, 2013	$11.53	(0.10)		0.19	0.09	—		(0.15)	—	(0.15)	$11.47	0.90%	2.53%	(i)	(1.00)%	7.62%	$605	108%
January 31, 2012(g) through April 30, 2012	$10.00	(0.03)		1.56	1.53	—		—	—	—	$11.53	15.30%	2.60%		(1.27)%	8.89%	$577	26%

Class I
Year Ended April 30, 2016	$13.71	0.05	(d)	(1.01)	(0.96)	—	(f)	(0.40)	—	(0.40)	$12.35	(7.14)%	1.25%	(e)	0.38%	2.19%	$17,108	45%
Year Ended April 30, 2015	$14.09	0.02	(d)	1.07	1.09	—		(1.47)	—	(1.47)	$13.71	8.28%	1.44%	(h)	0.18%	2.44%	$12,345	53%
Year Ended April 30, 2014	$11.59	(0.05)	(d)	2.63	2.58	—		(0.08)	—	(0.08)	$14.09	22.25%	1.50%		(0.55)%	3.14%	$13,009	38%
Year Ended April 30, 2013	$11.56	0.03		0.18	0.21	(0.03)		(0.15)	—	(0.18)	$11.59	1.93%	1.54%	(i)	(0.01)%	3.65%	$7,421	108%
January 31, 2012(g) through April 30, 2012	$10.00	(0.01)		1.57	1.56	—		—	—	—	$11.56	15.60%	1.60%		(0.27)%	4.93%	$8,094	26%

Global Dynamic Bond Fund
Class A
Year Ended April 30, 2016	$10.36	0.28	(d)	(0.18)	0.10	(0.24)		—	—	(0.24)	$10.22	0.99%	1.15%		2.75%	5.26%	$577	94%
Year Ended April 30, 2015	$10.18	0.23	(d)	0.16	0.39	(0.20)		—	(0.01)	(0.21)	$10.36	3.87%	1.15%		2.25%	5.17%	$573	106%
Year Ended April 30, 2014	$10.50	0.23	(d)	(0.28)	(0.05)	(0.19)		(0.08)	—	(0.27)	$10.18	(0.43)%	1.15%		2.28%	5.80%	$552	137%
Year Ended April 30, 2013	$9.98	0.25	(d)	0.49	0.74	(0.20)		(0.02)	—	(0.22)	$10.50	7.44%	1.18%	(i)	2.40%	6.33%	$538	128%
February 29, 2012(g) through April 30, 2012	$10.00	0.04		(0.03)	0.01	(0.03)		—	—	(0.03)	$9.98	0.09%	1.25%		2.22%	8.32%	$500	18%

Class C
Year Ended April 30, 2016	$10.32	0.20	(d)	(0.18)	0.02	(0.16)		—	—	(0.16)	$10.18	0.20%	1.90%		2.00%	5.95%	$572	94%
Year Ended April 30, 2015	$10.15	0.15	(d)	0.16	0.31	(0.13)		—	(0.01)	(0.14)	$10.32	3.11%	1.90%		1.50%	5.65%	$617	106%
Year Ended April 30, 2014	$10.48	0.15	(d)	(0.28)	(0.13)	(0.12)		(0.08)	—	(0.20)	$10.15	(1.21)%	1.90%		1.53%	6.41%	$568	137%
Year Ended April 30, 2013	$9.98	0.17	(d)	0.49	0.66	(0.14)		(0.02)	—	(0.16)	$10.48	6.62%	1.93%	(i)	1.65%	7.05%	$566	128%
February 29, 2012(g) through April 30, 2012	$10.00	0.03		(0.03)	—	(0.02)		—	—	(0.02)	$9.98	(0.01)%	2.00%		1.47%	9.08%	$500	18%

Class I
Year Ended April 30, 2016	$10.37	0.30	(d)	(0.17)	0.13	(0.27)		—	—	(0.27)	$10.23	1.27%	0.90%		3.00%	2.10%	$11,210	94%
Year Ended April 30, 2015	$10.18	0.26	(d)	0.16	0.42	(0.22)		—	(0.01)	(0.23)	$10.37	4.20%	0.90%		2.49%	2.00%	$10,865	106%
Year Ended April 30, 2014	$10.51	0.25	(d)	(0.29)	(0.04)	(0.21)		(0.08)	—	(0.29)	$10.18	(0.28)%	0.90%		2.52%	2.42%	$11,944	137%
Year Ended April 30, 2013	$9.98	0.27	(d)	0.50	0.77	(0.22)		(0.02)	—	(0.24)	$10.51	7.74%	0.93%	(i)	2.64%	2.88%	$13,124	128%
February 29, 2012(g) through April 30, 2012	$10.00	0.04		(0.03)	0.01	(0.03)		—	—	(0.03)	$9.98	0.13%	1.00%		2.47%	4.82%	$10,006	18%

Global Growth Fund
Class I
January 4, 2016(g) through April 30, 2016	$10.00	(0.02)	(e)	0.20	(0.22)	—		—	—	—	$9.78	(2.20)%	1.20%		(0.55)%	5.28%	$5,283	37%

(a)	Not annualized for periods less than one year.	(f)	Amount is less than $0.005.
(b)	Annualized for periods less than one year.	(g)	Commencement of operations.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.	(h)	The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2014
(d)	Calculated using the average shares method.		and the higher limit in effect prior to that date.
(e)

   The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2015 and the higher limit in effect prior to that date.  See Note 4 to the financial statements for additional discussion.

		(i)	The net expense ratio shown for the period is the blended ratio of the current expense limitation in effect as of August 28, 2013 and the higher limit in effect prior to that date.

See accompanying notes to financial statements.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2016

1.  Organization

Mirae Asset Discovery Funds (the "Trust") is organized as a Delaware statutory trust pursuant to a Declaration of Trust dated April 7, 2010. The Trust is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). As of April 30, 2016, the Trust is comprised of the following seven funds: Emerging Markets Fund, Asia Fund, Emerging Markets Great Consumer Fund, Asia Great Consumer Fund, Global Great Consumer Fund, Global Dynamic Bond Fund and Global Growth Fund. Each may be referred to individually as a "Fund" and collectively as the "Funds."

Each Fund is classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest of no par value. Each Fund offers three classes of shares: Class A Shares, Class C Shares, and Class I Shares. Class A, Class C and Class I Shares are identical except as to sales charges, distribution and other expenses borne by each class and voting rights on matters affecting a single class of Shares, and the exchange privilege of each class of shares. Class A Shares of the Funds have a maximum sales charge of 5.75% (4.50% for Class A Shares of Global Dynamic Bond Fund) as a percentage of the offering price. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum deferred sales charge of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds.  As of April 30, 2016, the Global Growth Fund had only commenced operations within Class I.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnification. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, the Trust expects any risk of loss to be remote.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and income and expenses during the reporting period. Actual results could differ from these estimates.

Investment Valuation

The Funds record investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Equity securities (e.g., preferred and common stocks), exchange-traded funds and rights listed on a national securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at their last sale price on the relevant exchange as of the close of regular trading on that exchange. All equity securities that are not traded on a listed exchange or automated quotation system are valued at the last sale price at the close of the US market (i.e., usually the close of the regular trading on the New York Stock Exchange (“NYSE”)) on each day the NYSE is open for trading. On a day that a security does not trade, then the mean between the bid and the asked prices will be used as long as it continues to reflect the value of the security. In the event that market quotations are not readily available, or if the mean between the bid and the asked prices of a non-exchange listed security does not reflect the value of the security, "fair value" of the security will be determined in accordance with fair value procedures approved by the Board of Trustees of the Trust (the “Board”, and the members thereof, the “Trustees”).

Fixed-income securities, other than US Government and agency securities, are generally valued by using valuation methodologies from an independent pricing service. Such services typically utilize multiple sources in an effort to obtain market color, which includes but is not limited to, observed transactions, credit quality information, perceived market movements, news, and other relevant information. These sources become the building blocks for establishing an effective modeling application, otherwise known as "matrix pricing." US Government and agency securities are valued at the mean of the bid and asked quotes for those instruments. Fixed-income securities maturing within 60 days may be valued at amortized cost, which approximates fair value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In the absence of available quotations fixed income securities will be priced at fair value determined in accordance with fair value procedures approved by the Board.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices are used since they are the most representative of the daily trading activity. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. Securities not traded on a particular day are valued at the mean between the last reported bid and asked quotes, or the last sale price where appropriate; otherwise fair value will be determined in accordance with fair value procedures approved by the Board.

The Funds may invest in American Depositary Receipts ("ADRs") as well as other "hybrid" forms of depositary receipts, including European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). These depositary receipts are certificates evidencing ownership of shares of a foreign issuer, and serve as an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country.

Redeemable securities issued by open-end investment companies are valued at the last calculated net asset value, with the exception of securities issued by exchange-traded open-end investment companies, which are priced as equity securities as described above.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2016

Futures contracts are generally valued at the daily quoted settlement prices established by the exchange on which they are traded.

Securities for which market quotations are not readily available (including securities for which Mirae Asset Global Investments (USA) LLC (the "Manager") determines that the closing market prices do not represent the securities' current value because of an intervening "significant event") will be valued at fair value pursuant to valuation procedures approved by the Board. Circumstances in which market quotations may not be readily available include, but are not limited to, when the security's trading has been halted or suspended, when the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates the net asset value. The Manager believes that foreign securities values may be affected by volatility that occurs in global markets on a trading day after the close of any given foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be "fair valued" by an independent pricing service or by the Manager's Valuation Committee, in accordance with a valuation policy approved by the Board, to take those factors into account.

Each Fund uses fair value pricing to seek to ensure that such Fund's net asset value reflects the value of its underlying portfolio securities. There can be no assurance, however, that a fair value used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security's valuation may differ depending on the method used for determining value. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund's net asset value by short term traders.

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

•

Level 1 — quoted prices in active markets for identical assets

•

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Pursuant to the valuation procedures noted previously, equity securities, exchange-traded funds (including foreign equity securities), rights and futures contracts are generally categorized as a Level 1 security in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as a Level 2 security). Fixed-income securities (including foreign bonds) are generally categorized as Level 2 securities in the fair value hierarchy.

A summary of the valuations as of April 30, 2016, based upon the three levels defined above, are identified below of each Fund.

	Level 1	Level 2	Level 3	Total Investments
Emerging Markets Fund
Common Stocks
Banks	$330,446	$523,204	$—	$853,650
Biotechnology	120,393	—	—	120,393
Commercial Services & Supplies	64,875	113,095	—	177,970
Food & Staples Retailing	140,859	—	—	140,859
Food Products	82,014	336,118	—	418,132
Health Care Providers & Services	91,462	—	—	91,462
Hotels, Restaurants & Leisure	86,583	223,757	—	310,340
Internet & Catalog Retail	85,301	—	—	85,301
Internet Software & Services	253,208	390,928	—	644,136
IT Services	207,308	—	—	207,308
Metals & Mining	76,003	—	—	76,003
Oil, Gas & Consumable Fuels	93,258	245,292	—	338,550
Real Estate Management & Development	208,803	88,718	—	297,521
Textiles, Apparel & Luxury Goods	197,095	170,691	—	367,786
Transportation Infrastructure	53,599	—	—	53,599
All Other Common Stocks+	—	2,192,483	—	2,192,483
Warrant	1,472	—	—	1,472
Total Investments	$2,092,679	$4,284,286	$—	$6,376,965

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2016

	Level 1	Level 2	Level 3	Total Investments
Asia Fund
Common Stocks
Banks	$354,010	$2,046,134	$—	$2,400,144
Beverages	338,432	—	—	338,432
Biotechnology	506,961	—	—	506,961
Health Care Providers & Services	402,599	305,560	—	708,159
Hotels, Restaurants & Leisure	333,607	693,592	—	1,027,199
Internet & Catalog Retail	795,288	—	—	795,288
Internet Software & Services	1,426,570	1,968,441	—	3,395,011
IT Services	620,823	—	—	620,823
Textiles, Apparel & Luxury Goods	375,910	582,467	—	958,377
All Other Common Stocks+	—	14,467,194	—	14,467,194
Warrant	1,143	—	—	1,143
Total Investments	$5,155,343	$20,063,388	$—	$25,218,731

Emerging Markets Great Consumer Fund
Common Stocks
Banks	$12,086,624	$—	$—	$12,086,624
Commercial Services & Supplies	1,732,322	—	—	1,732,322
Food & Staples Retailing	4,886,031	—	—	4,886,031
Food Products	2,077,039	12,069,631	—	14,146,670
Health Care Providers & Services	1,944,862	8,376,791	—	10,321,653
Hotels, Restaurants & Leisure	2,233,770	4,217,401	—	6,451,171
Household Durables	721,942	1,552,173	—	2,274,115
Internet & Catalog Retail	14,955,867	—	—	14,955,867
Internet Software & Services	12,803,805	11,299,058	—	24,102,863
IT Services	1,707,361	—	—	1,707,361
Real Estate Management & Development	5,339,663	2,982,192	—	8,321,855
Textiles, Apparel & Luxury Goods	1,827,957	2,184,909	—	4,012,866
Transportation Infrastructure	1,754,517	-	—	1,754,517
All Other Common Stocks+	—	60,844,390	—	60,844,390
Preferred Stock	1,957,735	—	—	1,957,735
Warrant	30,924	—	—	30,924
Total Investments	$66,060,419	$103,526,545	$—	$169,586,964

Asia Great Consumer Fund
Common Stocks
Health Care Providers & Services	$1,214,007	$6,323,872	$—	$7,537,879
Household Durables	558,924	—	—	558,924
Internet & Catalog Retail	10,788,913	—	—	10,788,913
Internet Software & Services	9,541,478	8,464,148	—	18,005,626
All Other Common Stocks+	—	51,575,419	—	51,575,419
Warrant	9,305	—	—	9,305
Total Investments	$22,112,627	$66,363,439	$—	$88,476,066

Global Great Consumer Fund
Common Stocks
Beverages	$366,676	$578,764	$—	$945,440
Internet Software & Services	1,459,146	506,631	—	1,965,777
IT Services	984,665	524,826	—	1,509,491
Personal Products	416,839	397,934	—	814,773
Pharmaceuticals	1,460,121	273,428	—	1,733,549
Specialty Retail	—	347,549	—	347,549
Tobacco	—	479,421	—	479,421
All Other Common Stocks+	10,605,278	—	—	10,605,278
Total Investments	$15,292,725	$3,108,553	$—	$18,401,278

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2016

	Level 1	Level 2	Level 3	Total Investments
Global Dynamic Bond Fund
Corporate Bonds	$—	$455,059	$—	$455,059
Exchange Traded Funds	609,526	—	—	609,526
Foreign Bonds	158,683	144,567	—	303,250
U.S. Treasury Obligations	819,754	—	—	819,754
Yankee Dollar Bonds
Banks	923,520	1,682,558	—	2,606,078
Diversified Financial Services	415,010	—	—	415,010
Diversified Telecommunication Services	284,573	504,854	—	789,427
Food Products	168,492	—	—	168,492
Oil, Gas & Consumable Fuels	468,259	1,333,862	—	1,802,121
Road & Rail	102,540	—	—	102,540
Sovereign	1,086,809	564,813	—	1,651,622
All other Yankee Dollar Bonds+	—	2,108,829	—	2,108,829
Total Investments	$5,037,166	$6,794,542	$—	$11,831,708

Global Growth Fund
Common Stocks
Beverages	$—	$161,498	$—	$161,498
Biotechnology	—	45,690	—	45,690
Electronic Equipment, Instruments & Components	103,733	72,619	—	176,352
Food Products	104,425	98,305	—	202,730
Household Durables	—	104,554	—	104,554
Internet Software & Services	569,490	146,108	—	715,598
IT Services	182,069	118,788	—	300,857
Machinery	138,599	61,171	—	199,770
Multiline Retail	169,239	78,429	—	247,668
Semiconductors & Semiconductor Equipment	194,954	96,842	—	291,796
Textiles, Apparel & Luxury Goods	293,328	123,018	—	416,346
All Other Common Stocks+	2,141,065	—	—	2,141,065
Total Investments	$3,896,902	$1,107,022	$—	$5,003,924

+   For detailed industry classifications, see accompanying Schedules of Portfolio Investments.

For the period ended April 30, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end.

Transfers that occurred from Level 1 to Level 2 on recognition dates due to application of systematic fair value procedures affecting certain international portfolio holdings, and transfers that occurred from Level 2 to Level 1 on recognition dates due to application of systematic fair value procedures affecting certain international portfolio holdings no longer being required are as follows:

	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1
Emerging Markets Fund	$103,575	$188,388
Asia Fund	—	1,068,352
Emerging Markets Great Consumer Fund	—	2,260,328
Asia Great Consumer Fund	—	1,729,090
Global Great Consumer Fund	—	2,081,659
Global Dynamic Bond Fund	—	1,705,407

Foreign Currency Transactions

The accounting records of the Funds are maintained in US dollars. Non-US dollar denominated amounts are translated into US dollars as follows, with the resultant exchange gains and losses recorded in the Statements of Operations:

i)   value of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

ii)   purchases and sales of investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Funds do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2016

Investment income from non-US sources received by a Fund are generally subject to non-US withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable US income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Investment Transactions and Related Income

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis.

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Distributions to Shareholders

Each of the Funds (except the Global Dynamic Bond Fund) intends to declare and distribute net investment income at least annually, if any. The Global Dynamic Bond Fund declares and distributes dividends from net investment income on a monthly basis. In addition, each Fund intends to distribute net realized capital gains, if any, annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net ordinary loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales, tax treatment of passive foreign investment companies (PFICs)) do not require a reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Redemption Fee

Prior to August 28, 2014, a redemption fee of 2.00% was charged and recorded as capital for any shares redeemed after being held for less than 60 days. This fee did not apply to shares that were acquired through reinvestment of dividends or distributions. Effective August 28, 2014 the redemption fee is no longer charged.

Federal Income Taxes

Each Fund intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Each Fund intends to make timely distributions in order to avoid tax liability.

Management of the Funds has evaluated tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether it is more-likely-than-not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in previous tax years remain subject to examination by tax authorities (generally three years for federal income tax purposes). The determination has been made that there are no uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds' financial statements.

3.  Derivatives

Futures Contracts

The Global Dynamic Bond Fund may engage in transactions in futures contracts, which are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The Fund may enter into futures contracts in an effort to hedge against market risks. In addition, the Global Dynamic Bond Fund may enter into currency forward futures contracts, which are financial contracts to trade a specific foreign currency at an agreed exchange rate at a future date, generally under a standing binding agreement which may be traded on US and non-US exchanges. A currency forward futures contract will generally reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased.

Upon purchasing or selling a futures contract, the Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each date thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day, or be entitled to a payment representing any profit experienced as a result of the futures position the prior day.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2016

The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the inability of the Manager to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations. During the year ended April 30, 2016 the Global Dynamic Bond Fund had limited activity in these transactions.

During the year ended April 30, 2016, the effect of derivative instruments on the Fund’s Statements of Operations were as follows:

Realized Gain(Loss) on Derivatives Recognized as a Result from Operations
Net Realized Gains (Losses) on Futures Contracts
Global Dynamic Bond Fund
Interest Rate Risk Exposure	$(20,742)

4.  Transactions with Affiliates and other Servicing Arrangements

The Trust, on behalf of each Fund, has entered into an Investment Management Agreement between the Manager and the Trust (the "Investment Management Agreement"). Under this agreement, each Fund pays the Manager a fee at an annualized rate of the average daily net assets of each Fund as listed below:

Emerging Markets Fund	1.05%
Asia Fund	1.00%
Emerging Markets Great Consumer Fund	1.05%
Asia Great Consumer Fund	1.00%
Global Great Consumer Fund	0.95%
Global Dynamic Bond Fund	0.65%
Global Growth fund	0.95%

The Manager, with respect to each of Emerging Markets Fund, Asia Fund, Emerging Markets Great Consumer Fund and Asia Great Consumer Fund, has entered into a sub-management agreement with Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong” or the “Sub-Manager”) to manage all or a portion of the investments of each Fund.

The Manager has contractually agreed to waive advisory expenses and otherwise reimburse expenses of the Funds in order to limit the annual operating expenses (excluding interest expense, taxes, brokerage commissions, acquired fund fees and expenses and certain other Fund expenses) through August 31, 2016 as follows:

	Class A		Class C		Class I
Emerging Markets Fund	1.70%		2.45%		1.45%
Asia Fund	1.70%		2.45%		1.45%
Emerging Markets Great Consumer Fund	1.70%		2.45%		1.45%
Asia Great Consumer Fund	1.70%		2.45%		1.45%
Global Great Consumer Fund	1.45%	*	2.20%	*	1.20%	*
Global Dynamic Bond Fund	1.15%		1.90%		0.90%
Global Growth Fund	1.45%		2.20%		1.20%

* Limit in effect as of August 28, 2015. Prior to that date, the expense limitation for this share class was 0.20% higher than that stated above.

Additionally, pursuant to the expense limitation agreement, each Fund has agreed to repay amounts waived or reimbursed by the Manager with respect to such Fund for a period of up to three fiscal years after such waiver or reimbursement was made. Such repayments are subject to approval by the Board, and are permissible to the extent such repayments would not cause the expenses of a Fund to exceed the limits described above. As of April 30, 2016, the repayments that may potentially be made by the Funds are as follows:

	Expires 4/30/17	Expires 4/30/18	Expires 4/30/19	Total
Emerging Markets Fund	$278,620	$238,162	$250,725	$767,507
Asia Fund	271,955	251,202	237,924	761,081
Emerging Markets Great Consumer Fund	517,181	359,080	321,529	1,197,790
Asia Great Consumer Fund	274,619	245,334	211,610	731,563
Global Great Consumer Fund	211,584	174,323	193,012	578,919
Global Dynamic Bond Fund	232,755	172,222	175,385	580,362
Global Growth Fund	—	—	67,345	67,345

Citi Fund Services Ohio, Inc. ("Citi"), a wholly owned subsidiary of Citibank, N.A., serves as the Trust's administrator and fund accounting agent and receives fees for such services in accordance with a master services agreement with the Trust, on behalf of the Funds. Prior to April 1, 2015, Citi also served as transfer agent for the Funds under the same agreement.

FIS (Formerly, SunGard Investor Services, LLC) serves as transfer agent for the Funds under a transfer agency agreement and receives fees for their services.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2016

Citi also receives fees for certain additional services and reimbursement for out-of-pocket expenses. Citibank, N.A. serves as custodian for the Funds. For its services as custodian, the Funds pay Citibank, N.A. a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges. Such percentages vary by the jurisdiction in which the assets are held.

The Funds have an uncommitted $10,000,000 demand line of credit facility with Citibank, N.A.; borrowings under this facility bear interest at rates determined at the time of such borrowings, if any. During the year ended April 30, 2016, the borrowings were as follows:

	Amount		Date of Borrowing			Interest
	Borrowed		Start		End	Rate
Emerging Markets Fund	$1,000,000	$	Apr 6, 2016	$	Apr 28, 2016	1.397%
Emerging Markets Great Consumer Fund	9,500,000		Jan 4, 2016		Jan 15, 2016	1.392
	5,000,000		Jan 20, 2016		Feb 10, 2016	1.387
Asia Great Consumer Fund	500,000		Jan 12, 2016		Feb 10, 2016	1.392
	1,000,000		Mar 3, 2016		Mar 21, 2016	1.413
	500,000		Mar 7, 2016		Mar 21, 2016	1.405

Interests charged under this facility during this year ended April 30, 2016 are identified as Line of credit fees on the accompanying Statements of Operations. There were no outstanding borrowings at April 30, 2016.

Funds Distributor, LLC (the "Distributor") serves as the distributor of each Fund. The Trust, on behalf of each Fund, has adopted plans with respect to Class A and Class C Shares that allow each Fund to pay distribution fees for marketing, distribution and sale of those share classes under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to its shareholders. Class A Shares pay a 12b-1 fee at an annual rate of 0.25% of average daily net assets. Class C Shares pay a 12b-1 fee at an annual rate of 1.00% of average daily net assets. The Distributor may use up to 0.25% for shareholder servicing of Class C Shares and up to 0.75% may be used for distribution of Class C Shares. The distributor received commissions from the sale of Class A and Class C Shares of the Funds during the year ended April 30, 2016 as follows:

	Class A	Class C
Emerging Markets Fund	$345	$—
Asia Fund	563	—
Emerging Markets Great Consumer Fund	11,793	—
Asia Great Consumer Fund	9,998	—
Global Great Consumer Fund	189	—

For the year ended April 30, 2016, the brokerage commissions paid by each Fund to broker/dealers affiliated with the Manager on the execution of each Fund's purchases and sales of portfolio investments are as follows:

	Name of Affiliate Broker/Dealer	Aggregate Amount of Brokerage Commissions Paid to Affiliate
Emerging Markets Fund	Mirae Asset Securities (Hong Kong) Ltd.	$595
Asia Fund	Mirae Asset Securities (Hong Kong) Ltd.	3,895
Emerging Markets Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	2,234
	Mirae Asset Securities (Korea) Ltd.	5,542
Asia Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	2,492
	Mirae Asset Securities (Korea) Ltd.	4,244
Global Great Consumer Fund	Mirae Asset Securities (Hong Kong) Ltd.	2,080
Global Growth Fund	Mirae Asset Securities (Hong Kong) Ltd.	373

Under the Fund Compliance and AML Services Agreement with the Trust, Foreside Fund Officer, LLC, an affiliate of the Distributor, provides a Chief Compliance Officer ("CCO") and an Anti-Money Laundering Compliance Officer as well as certain additional compliance support functions. Expenses incurred by each Fund are reflected on the Statements of Operations as "Compliance services fees".

Certain Officers and Trustees of the Trust are officers of the Manager or Citi and receive no compensation from the Funds for such services.

5.  Securities Transactions

The cost of security purchases and the proceeds from the sale of securities (excluding securities maturing less than one year from acquisition) during the year ended April 30, 2016 were as follows:

	Purchases	Sales
Emerging Markets Fund	$10,233,946	$13,045,569
Asia Fund	25,186,819	24,621,613
Emerging Markets Great Consumer Fund	154,712,759	132,216,977
Asia Great Consumer Fund	67,710,509	61,878,812
Global Great Consumer Fund	13,779,574	7,251,882
Global Dynamic Bond Fund	11,569,404	10,278,251
Global Growth Fund	6,916,282	1,803,818

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2016

The cost of US government security purchases and the proceeds from the sale of US government securities (excluding securities maturing less than one year from acquisition) during the year ended April 30, 2016 were as follows:

	Purchases	Sales
Global Dynamic Bond Fund	$3,368,987	$3,224,887

6.  Investment Risks

Asset Allocation Risk

The Fund's ability to achieve its investment objective will depend, in part on the investment manager's ability to select the best asset allocation of assets across the various developed and emerging markets. This is a risk that the manager's evaluations and assumptions may be incorrect in view of actual market conditions.

Concentration Risk

Concentration risk results from maintaining exposure to a limited number of issuers, industries, market sectors, countries or geographical regions. A fund that concentrates its investments will be more susceptible to risks associated with that concentration and will be more sensitive to adverse impact from credit risk relating to such issuers than a fund that is more diversified. Funds that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. These Funds may be more volatile than a more geographically diversified fund. The Schedules of Portfolio Investments provide information on each Fund's holdings, including industry and/or geographical composition, as relevant.

Credit Risk

The issuer of a fixed income security or the counterparty to a contract, such as swaps or other derivatives, may become unable or unwilling to meet its financial obligations. Various market participants, such as rating agencies or pricing services, also may affect the security by downgrading the credit of the issuer of the security, which may decrease the value.

Emerging Markets Risks

The risks of foreign investments are typically greater in less developed countries. Risks of investment in developing or emerging economies and markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in great price volatility; (iii) certain national policies that may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Funds' loss of their entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds; and (viii) higher levels of inflation, deflation or currency devaluation relative to more developed markets.

Equity Securities Risk

Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company's financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.

Exchange-Traded Funds (ETFs) Risk

The Fund may invest in bond ETFs, which generally are passive investment vehicles. When the Fund purchases shares of an ETF, shareholders will bear both their proportionate share of the Fund's expenses and, indirectly, a portion of the ETF's expenses.

Fixed Income Securities Risk

Bonds tend to experience smaller fluctuations in value than equity securities. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates.

Foreign Securities Risk

Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; imposition of additional taxes; trading, settlement, custodial and other operational risks; and risk arising from the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than US investments. In addition, foreign markets can perform differently from the US market.

Growth Investing Risk

Investments in growth focused companies may be more volatile than other stocks or the market as a whole. Growth focused companies may be in early stages of business development or have smaller market capitalizations causing their securities to be more sensitive to economic downturns in the broader market.  The price of securities issued by growth-focused companies may be more sensitive to the companies’ current or expected earnings.

7.  Federal Income Tax Information

At April 30, 2016, the Funds had net capital loss carryforwards ("CLCFs") for federal income tax purposes which are available to reduce the future capital gain distributions to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward for an unlimited period capital losses incurred in taxable years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment CLCFs may have an increased likelihood of expiring unused. Additionally, post-enactment CLCFs will retain their character as short-term or long-term capital losses rather than being considered all short-term under previous law.

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2016

CLCFs originating in the current tax year and not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
Emerging Markets Fund	$993,916	$—	$993,916
Asia Fund	2,049,610	—	2,049,610
Emerging Markets Great Consumer Fund	11,476,514	757,961	12,234,475
Asia Great Consumer Fund	1,673,998	—	1,673,998
Global Dynamic Bond Fund	203,681	—	203,681
Global Growth Fund	124,720	—	124,720

Under current tax law, capital losses and net investment losses realized after October 31 and December 31, respectively, of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds’ deferred losses are as follows:

	Post October Loss Deferred	Post October Currency Loss Deferred and Late Year Ordinary Loss Deferred	Total
Emerging Markets Fund	$220,522	$34,417	$254,939
Asia Fund	—	64,841	64,841
Emerging Markets Great Consumer Fund	15,826,261	844,696	16,670,957
Asia Great Consumer Fund	5,926,762	382,582	6,309,344
Global Great Consumer Fund	1,146,796	—	1,146,796
Global Dynamic Bond Fund	21,492	—	21,492
Global Growth Fund	—	8,898	8,898

As of April 30, 2016, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments as indicated:

	Accumulated Net Investment Income	Accumulated Net Realized Gain	Paid in Capital
Emerging Markets Fund	$48,550	$24,429	$(72,979)
Asia Fund	32,156	90,181	(122,337)
Emerging Markets Great Consumer Fund	992,677	1,406,239	(2,398,916)
Asia Great Consumer Fund	961,691	89,369	(1,051,060)
Global Great Consumer Fund	(41,202)	41,204	(2)
Global Dynamic Bond Fund	(13,833)	13,833	—
Global Growth Fund	192	(193)	1

The tax character of distributions paid to shareholders during the tax year ended April 30, 2016 were as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
Asia Fund	$300,569	$1,121,286	$1,421,855	$—	$1,421,855
Asia Great Consumer Fund	—	1,166,469	1,166,469	—	1,166,469
Global Great Consumer Fund	19,654	570,227	589,881	—	589,881
Global Dynamic Bond Fund	305,467	—	305,467	—	305,467

The tax character of distributions paid to shareholders during the tax year ended April 30, 2015 were as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
Asia Fund	$309,017	$1,355,564	$1,664,581	$—	$1,664,581
Emerging Markets Great Consumer Fund	—	726,752	726,752	—	726,752
Asia Great Consumer Fund	—	561,983	561,983	—	561,983
Global Great Consumer Fund	115,122	1,294,768	1,409,890	—	1,409,890
Global Dynamic Bond Fund	268,936	—	268,936	12,018	280,954

Mirae Asset Discovery Funds
Notes to Financial Statements	April 30, 2016

As of April 30, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Emerging Markets Fund	$—	$—	$(1,248,855)	$(36,592)	$(1,285,447)
Asia Fund	—	—	(2,114,451)	(1,327,728)	(3,442,179)
Emerging Markets Great Consumer Fund	—	—	(28,905,433)	(935,183)	(29,840,616)
Asia Great Consumer Fund	—	—	(7,983,343)	(7,525,204)	(15,508,547)
Global Great Consumer Fund	—	—	(1,146,795)	1,879,070	732,275
Global Dynamic Bond Fund	30,628	30,628	(225,173)	373,932	179,387
Global Growth Fund	—	—	(133,619)	16,339	(117,280)

At April 30, 2016, the tax cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Fund	$6,411,314	$502,983	$(537,332)	$(34,349)
Asia Fund	26,539,719	1,005,574	(2,236,562)	(1,320,988)
Emerging Markets Great Consumer Fund	170,269,133	13,057,887	(13,740,056)	(682,169)
Asia Great Consumer Fund	95,874,630	2,899,442	(10,298,006)	(7,398,564)
Global Great Consumer Fund	16,513,306	2,465,544	(577,572)	1,887,972
Global Dynamic Bond Fund	11,457,768	399,788	(25,848)	373,940
Global Growth Fund	4,987,744	—	16,180	16,180

8.  Control Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of April 30, 2016, the Funds have individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), and representing ownership as follows:

Beneficial Ownership
Emerging Markets Fund	43%
Asia Fund	38%
Emerging Markets Great Consumer Fund	46%
Asia Great Consumer Fund	34%
Global Great Consumer Fund	26%
Global Dynamic Bond Fund	75%

9.  Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and concluded no such events require recognition or disclosure in the accompanying financial statements, except as follows:

On June 20, 2016, the Board approved a reduction in the fee payable by the Global Great Consumer Fund under the Investment Management Agreement. Effective on or about August 29, 2016, the fee will be reduced from an annualized rate of 0.95% of the average daily net assets of that Fund, to an annualized rate of 0.90%.

On June 20, 2016, the Board approved reductions to the contractual expense limitations applicable to certain Funds. Effective on or about August 29, 2016, the expense limitation applicable to each class of Emerging Markets Fund, Asia Fund, Emerging Markets Great Consumer Fund and Asia Great Consumer Fund will be reduced by 0.20% of the average daily net assets of each respective Fund. The expense limitation applicable to each class of Global Great Consumer Fund will be reduced by 0.10% of the average daily net assets of that Fund. The expense limitation will not change in the case of Global Dynamic Bond Fund and Global Growth Fund. Effective on or about August 29, 2016, the expense limitations in effect, through August 31, 2017, will be as follows:

	Class A	Class C	Class I
Emerging Markets Fund	1.50%	2.25%	1.25%
Asia Fund	1.50%	2.25%	1.25%
Emerging Markets Great Consumer Fund	1.50%	2.25%	1.25%
Asia Great Consumer Fund	1.50%	2.25%	1.25%
Global Great Consumer Fund	1.35%	2.10%	1.10%
Global Dynamic Bond Fund	1.15%	1.90%	0.90%
Global Growth Fund	1.45%	2.20%	1.20%

Mirae Asset Discovery Funds
April 30, 2016

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Mirae Asset Discovery Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Mirae Asset Discovery Funds (the “Funds”) comprised of the Emerging Markets Fund, Asia Fund, Emerging Markets Great Consumer Fund, Asia Great Consumer Fund, Global Great Consumer Fund, Global Dynamic Bond Fund, and Global Growth Fund as of April 30, 2016, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or period indicated therein, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mirae Asset Discovery Funds as of April 30, 2016, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or period indicated therein, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

June 27, 2016

Mirae Asset Discovery Funds
Supplemental Information (unaudited)	April 30, 2016

Additional Federal Income Tax Information

For the year ended April 30, 2016, the following Funds paid qualified dividend income for purposes of reduced individual federal tax rates of:

Amount
Global Great Consumer Fund	100%

For corporate shareholders the percentage of the total ordinary income dividends paid during the fiscal year ended April 30, 2016, qualify for the corporate dividends received deductions for the following Funds:

Amount
Global Great Consumer Fund	100%

For the fiscal year ended April 30, 2016, the following Funds designated short-term capital gain distributions in the following amounts:

Amount
Asia Fund	$300,569

For the fiscal year ended April 30, 2016, the following Funds designated long-term capital gain distributions in the following amounts:

Amount
Asia Fund	$1,121,286
Asia Great Consumer Fund	1,166,469
Global Great Consumer Fund	570,227

Mirae Asset Discovery Funds
Trustees and Officers (unaudited)	April 30, 2016

Board of Trustees:
Name and Date of Birth*	Position(s) Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held

Independent Trustees:
Enrique R. Arzac (1941)	Trustee and Chairman of the Audit Committee	2010 to present	Professor of Finance and Economics at the Graduate School of Business, Columbia University since 1971.	7

Director of The Adams Express Company; Director of Petroleum and Resources Corporation; Director of Credit Suisse Asset Management Funds (two closed-end and three open-end investment companies); Director of Aberdeen Asset Management-advised Funds (six closed-end investment companies); Director of Starcomms PLC (telecommunications company) from 2008 to 2011.Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to 2013.

John F. McNamara (1942)	Trustee and Chairman of the Board	2010 to present	Retired	7	Director of Chirin Capital (hedge fund) from June 2004 to July 2011; Director of Progress Capital (hedge fund) from June 2005 to July 2011.

Keith M. Schappert (1951)	Trustee and Chairman of the Nominating and Governance Committee	2010 to present	President of Schappert Consulting LLC since March 2008; Vice Chairman of One Capital Management from March 2008 to October 2008.	7

Director of The Commonfund (investment management); Director of Calamos Asset Management, Inc. (investment management); Director of the Angel Oak Flexible Income Fund (investment management); Director of Metropolitan Series Fund, Inc. from August 2009 to June 2015 (investment management); Director of Met Investors Series Trust from April 2012 to June 2015 (investment management); Director of Trilogy Global Advisors from December 2009 to December 2011 (investment management).

Interested Trustee:
Peter Graham (1964)	Trustee	2013 to present	Chief Executive Officer of Mirae Asset Global Investments (USA) LLC since March 2013 and Head of Product Development & Marketing from November 2009 to September 2015.	7	None

Officers:
Name and Date of Birth*	Position(s) Held with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Peter Graham (1964)	President	2011 to present	Chief Executive Officer of Mirae Asset Global Investments (USA) LLC since March 2013 and Head of Product Development & Marketing from November 2009 to September 2015.

Robert Shea (1966)	Secretary	March 2013 to present

Chief Operating Officer of Mirae Asset Global Investments (USA) LLC since March 2013 and Head of Finance and Operations from July 2009 to March 2013. Chief Financial Officer of Gradient Partners, LP from September 2004 to June 2009.

Joel Engle (1965)	Treasurer	2010 to present	Senior Vice President of Citi Fund Services Ohio, Inc. since December 2007.

Patrick Keniston (1964)	Chief Compliance Officer	2010 to present	Director of Foreside Fund Officer, LLC since October 2008; Counsel of Citi Fund Services from March 2005 to October 2008.

*  The business address of each Trustee and Officer is 1350 Avenue of the Americas, 33rd Floor, New York, NY 10019.

The Funds’ Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free (888) 335-3417 or at http://investments.miraeasset.us.

Mirae Asset Discovery Funds
Board of Trustees Approval of the Investment Management Agreement

On September 22, 2015, the Board of the Trust considered the approval of the Investment Management Agreement between the Trust and Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA” or the “Manager”) for the proposed Global Growth Fund (the “New Fund”) (consideration of the agreement, the “Approval”).

In connection with the Approval, the Board requested and received a wide variety of information from the Manager. The Board also took into consideration the information provided at the June 22-23, 2015 contract renewal meeting to the extent that such information was relevant to the Approval and there had been no material changes to such information since it had been presented in connection with the June meeting. The materials described, among other things: the Manager’s business; the Manager’s organizational structure, personnel and operations; the services to be provided by the Manager with respect to the New Fund; the New Fund’s investment objective and principal strategies; the performance of a Korea-domiciled fund that the Manager sub-manages in a substantially similar manner as the New Fund; the Manager’s proposed fees and the New Fund’s estimated net total expenses; and the Manager’s proposed contractual fee waiver and expense reimbursement agreement with respect to the New Fund. At the meeting, representatives of the Manager discussed with and answered Trustees’ questions about, among other things, the Strategic Insight report comparing the New Fund’s fees to those of a peer group of similar funds and the Manager’s proposed services and personnel. Also included in the materials was a memorandum from counsel on the responsibilities of the Board of Trustees in considering the approval the Investment Management Agreement.

Nature, Extent and Quality of the Services

In reviewing the nature, extent and quality of services, the Board considered the scope and quality of services to be provided to the New Fund by the Manager under the proposed Investment Management Agreement. The Board considered the quality of the investment research capabilities of the Manager and other resources to be dedicated to performing services for the New Fund. The Board also considered information regarding: the experience and professional background of the portfolio manager for the New Fund and the qualifications and capabilities of the portfolio manager and other personnel who would have principal investment responsibility for the New Fund’s investments; the capability and integrity of the Manager’s senior management and staff; the quality of the Manager’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of the Manager, including financial statements of the Manager. The Board also took into account its familiarity with the Manager through Board meetings, discussions and reports during the preceding months in connection with other funds in the Trust. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the New Fund under the Investment Management Agreement.

The Board did not consider the Manager’s estimated costs of services to be provided to the New Fund or its estimated profitability analysis with respect to the New Fund because of the difficulty of determining the costs and profitability of the New Fund with any degree of certainty as the asset size is only an estimate. The Board considered the Manager’s financial statements provided at the June 22-23, 2015 contract renewal meeting in its determination that the firm has the necessary resources and financial stability to provide high quality services to the New Fund.

Compensation and Performance

The Board received industry data from Strategic Insight, including a comparison of the New Fund’s proposed contractual advisory fees and projected net total expense ratios for the first year of operations to the contractual advisory fees and net total expense ratios of the New Fund’s peer group. The Board also received information about the Manager’s compensation as sub-adviser to the Korea-domiciled fund with a similar strategy and considered the Manager’s explanation that the differential in the advisory fees are the result of differences in the local costs of operating investment management activities within Korea versus New York. The Board considered the Manager’s commitment to maintain the New Fund’s net expense levels as stated in a contractual fee waiver and expense reimbursement agreement with the Trust. The Board also considered the performance of the Manager’s similarly managed Korea-domiciled fund for the three-month, six-month, one year, year-to-date and since inception periods as of August 31, 2015 as compared to its benchmark.

Economies of Scale

The Board then considered whether the New Fund would benefit from any economies of scale, noting that breakpoints were currently not relevant to the New Fund given its expected asset size.

Other Benefits

The Board noted that the Manager indicated that it does not expect to receive significant ancillary benefits as a result of its relationship with the New Fund and that transactions effected through its affiliated broker are reported to the Board.

Conclusion

The Board, including all of the Independent Trustees, concluded that the fees payable under the Investment Management Agreement were fair and reasonable with respect to the services that the Manager will provide to the New Fund and in light of the other factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of independent counsel in making this determination.

Mirae Asset Discovery Funds

To Make Investments

Regular Mail:	Mirae Asset Discovery Funds P.O. Box 183165 Columbus, Ohio 43218-3165

Express, Registered or Certified Mail:	Mirae Asset Discovery Funds 3435 Stelzer Road Columbus, Ohio 43219

Phone Number:	(888) 335-3417

This report is submitted for the general information of the shareholders of the Mirae Asset Discovery Funds (the "Trust"). It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit www.miraeasset.com.

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-888-335-3417; and on the Securities and Exchange Commission's website at sec.gov. Information regarding how each Fund (or the Funds) voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling 1-888-335-3417, and on the Trust's website at http://investment.miraeasset.us.

The Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available, free of charge, on the Commission's website at sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Mirae Asset Discovery Funds are distributed by Funds Distributor, LLC.

04/16

Item 2. Code of Ethics.

(a)

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

(b)

During the period covered by the report, with respect to the Registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The Registrant’s board of directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Enrique R. Arzac, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Arzac was appointed to the board effective 2010.

Item 4. Principal Accountant Fees and Services.

For the fiscal years ended April 30, 2015 and April, 30 2016, the aggregate fees billed by Ernst & Young LLP for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the tables below.

(a)	Audit Fees:

	2015	$75,150
	2016	$96,400

	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

	2015	$0
	2016	$0

(c)	Tax Fees:

	2015	$21,390
	2016	$26,200

Represents the aggregate tax fee billed for professional services rendered by Ernst & Young, LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant. Tax fees for 2015 and 2016 are for recurring fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(d)	All Other Fees:

	2015	$0
	2016	$0

For the fiscal years ended April 30, 2016 and April 30, 2015, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

(e)(1)

Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the Mirae Asset Discovery Funds’ Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	None of the services summarized in (b)-(d) above, were approved by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(c) of Regulation S-X.

(f)	Not applicable

(g)

For the fiscal years ended April 30, 2016 and April 30, 2015, the Aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $26,200 and $21,390, respectively.

(h)	Not applicable

Item 5.

 Audit Committee of Listed Registrants.

Not applicable.

Item 6.

 Schedule of Investments.

(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)

Separate certifications by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(a)(3)	Not applicable.

(b)

A certification by the Registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mirae Asset Discovery Funds

By (Signature and Title)	/s/ Peter Graham
Peter Graham, President and Principal Executive Officer

Date	July 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Peter Graham
Peter Graham, President and Principal Executive Officer

Date	July 6, 2016

By (Signature and Title)	/s/ Joel B. Engle
Joel B. Engle, Treasurer and Principal Financial and Accounting Officer

Date	July 6, 2016